As filed with the Securities and Exchange Commission on December 29, 2017

1933 Act Registration No. 033-68666

1940 Act Registration No. 811-08004

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 183	☒
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 185	☒

AMG FUNDS IV

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300

Greenwich, Connecticut 06830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 835-3879

(Name and Address of Agent for Service)	Copy to:
Jeffrey T. Cerutti, Chief Executive Officer and President AMG Funds IV 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830	Gregory C. Davis Ropes & Gray LLP Three Embarcadero Center San Francisco, California 94111-4006

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☒	on March 1, 2018 pursuant to paragraph (a)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Amendment relates solely to AMG Managers Fairpointe ESG Equity Fund (formerly AMG Managers Fairpointe Focused Equity Fund) and AMG GW&K U.S. Small Cap Growth Fund, each a series of AMG Funds IV (the “Trust”). The Amendment does not supersede or amend any disclosure in the Trust’s Registration Statement relating to any other series of the Trust.

AMG Funds
Prospectus
[March 1, 2018]

AMG GW&K U.S. Small Cap Growth Fund
Class N: ATASX	Class I: ATSIX	Class Z: ATAZX
AMG Managers Fairpointe ESG Equity Fund
(formerly AMG Managers Fairpointe Focused Equity Fund)
Class N: AFPTX	Class I: AFFEX
www.amgfunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
PXXX-0318

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3-8	Summary of The Funds AMG GW&K U.S. Small Cap Growth Fund AMG Managers Fairpointe ESG Equity Fund

9-17	Additional Information About the Funds
AMG GW&K U.S. Small Cap Growth Fund
AMG Managers Fairpointe ESG Equity Fund
Summary of the Funds’ Principal Risks
 Other Important Information About the Funds and their Investment Strategies and Risks
Fund Management

18-25	Shareholder Guide
Your Account
Choosing a Share Class
Investing Through an Intermediary
Distribution and Service (12b-1) Fees
Transaction Policies
How to Buy or Sell Shares
Investor Services
Certain Federal Income Tax Information

27	Financial Highlights

31	How To Contact Us

AMG Funds	1

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Summary of The Funds

AMG GW&K U.S. Small Cap Growth Fund
Investment Objective
AMG GW&K U.S. Small Cap Growth Fund (the "Fund") seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee[1]	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.21%	None	None
Other Expenses[1]	0.57%	0.55%	0.45%
Total Annual Fund Operating Expenses	1.48%	1.25%	1.15%
Fee Waiver and Expense Reimbursements[2]	(0.25)%	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.23%	1.00%	0.90%
[1]	Expense information has been restated to reflect current fees.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2019, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.90% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time such amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover from the Fund such fees waived and expenses paid, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2019. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$125	$443	$784	$1,747
Class I	$102	$372	$662	$1,489
Class Z	$ 92	$341	$609	$1,375
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ] of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small-capitalization companies. In addition, under normal circumstances, the Fund invests at least 80% of its assets in equity securities of U.S. companies. The Fund ordinarily invests in approximately 55-90 stocks. The Fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. Small-capitalization companies are those with a market capitalization at the time of purchase of less than $5 billion or otherwise within the range of capitalizations of companies in the Russell 2000® Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small-Cap Total Stock Market Index. As of May 12, 2017, the date of the latest reconstitution of the Russell 2000® Index (implemented by the Index June 23, 2017), the range of market capitalizations was $144 million to $4.37 billion. As of [September 29, 2017], the range of market capitalizations of the S&P SmallCap 600 Index was [$49.20 million to $5.13 billion]. As of [September 29, 2017], the range of market capitalizations of the Dow Jones U.S. Small-Cap Total Stock Market Index was [$23.26 million to $14.03 billion]. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-capitalization companies at any given time.
The Fund invests in an unrestricted opportunity set, pursuing quality companies with growth oriented characteristics. GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), intends to assemble a portfolio

AMG Funds	3

Summary of The Funds

of securities diversified as to companies and industries. The Subadviser may consider increasing or reducing the Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology and healthcare sectors may comprise a significant portion of the Fund's portfolio.  The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. Stocks in the health care sector may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures and changes in governmental and private payment systems.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. As of February 1, 2016, GW&K Investment Management, LLC became the subadviser to the Fund. Performance prior to that date reflects the performance of a previous subadviser.
Because the Fund’s Class Z shares have not operated for a full calendar year, performance history for this share class is not available. Class Z shares would have similar annual returns as Class N and Class I shares because the classes are invested in the same portfolio of securities. However, Class Z shares are subject to different expenses than Class N and Class I shares, and Class Z share performance would vary to that extent. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
[To be updated by amendment]
Calendar Year Total Returns as of 12/31/17 (Class N)
Best Quarter: [16.79% (4th Quarter 2010)]
Worst Quarter: [-25.91% (4th Quarter 2008)]
Average Annual Total Returns as of 12/31/17
AMG GW&K U.S. Small Cap Growth Fund	1 Year	5 Years	10 Years
Class N Return Before Taxes
	[ ]%	[ ]%	[ ]%
Class N Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Class N Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
Class I Return Before Taxes	[ ]%	[ ]%	[ ]%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)
	[ ]%	[ ]%	[ ]%
.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold

4	AMG Funds

Summary of The Funds

their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class N shares only, and after-tax returns for Class I shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
GW&K Investment Management, LLC
Portfolio Managers
Daniel L. Miller, CFA
Partner and Director of Equities, GW&K; Portfolio Manager of the Fund since 02/16.
Joseph C. Craigen, CFA
Principal, GW&K; Portfolio Manager of the Fund since 02/16.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Education Savings Accounts (ESAs): $1,000
Custodial Accounts for Minors (UGMA/UTMA): $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts): $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds	5

Summary of The Funds

AMG Managers Fairpointe ESG Equity Fund
(formerly AMG Managers Fairpointe Focused Equity Fund)
Investment Objective
AMG Managers Fairpointe ESG Equity Fund (the "Fund") seeks long-term total return through capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.22%	None
Other Expenses	0.84%	0.84%
Total Annual Fund Operating Expenses	1.76%	1.54%
Fee Waiver and Expense Reimbursements[1]	(0.64)%	(0.64)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.12%	0.90%
[1]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2019, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.82% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time such amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover from the Fund such fees waived and expenses paid, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2019. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$114	$492	$894	$2,020
Class I	$ 92	$424	$779	$1,780
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ] of the average value of its portfolio.
Principal Investment Strategies
Under normal conditions, the Fund will invest at least 80% of its assets in a select number of equity securities that the subadviser believes to be trading at a significant discount to intrinsic value.
In selecting stocks, the subadviser prefers investment in companies it deems to have strong environmental, social and governance (ESG) records and seeks to avoid those with inferior ESG records relative to the market and peers. The Fund incorporates certain ESG guidelines in the selection of individual securities and in portfolio construction. The subadviser uses internal guidelines as well as third-party research and databases to evaluate a company’s ESG record. The Fund also seeks to monitor and advocate for ESG accountability of portfolio companies through proxy voting and shareholder engagement. The subadviser further evaluates stocks for selection based on bottom-up fundamental analysis, favoring companies with strong business models, effective management, strong or improving balance sheets and attractive valuations.
The subadviser takes a long-term approach to portfolio management, with a focus on maximizing after-tax returns. Once the Fund invests in a company, the subadviser intends to monitor that company’s ESG record and, in some cases, the Fund may sell an investment in a company whose ESG record declines even if the other investment fundamentals of the company are positive.
In addition to value criteria, the subadviser looks for companies with the following characteristics:
•	Industry leaders with a focused business plan and the ability to grow their market share
•	Proven, effective management
The Fund typically expects to invest in companies having a market capitalization at the time of acquisition within the capitalization range of the Russell 1000 Index, which as of May 12, 2017, the date of the latest reconstitution of the Index (implemented by the Index on June 23, 2017), was approximately $2.35 billion to $813.88 billion. The Fund may invest in

6	AMG Funds

Summary of The Funds

equity securities outside of the capitalization range of the Russell 1000 Index (including small-cap companies), convertible securities (including convertible preferred stocks and convertible bonds), and foreign securities (directly and through depositary receipts).
To manage risk, the subadviser employs a valuation discipline that attempts to purchase securities trading at a substantial discount to intrinsic value, limits position sizes and sector exposure, and adheres to a strong sell discipline.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
ESG Investing Risk— because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor.
Focused Investment Risk—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the consumer discretionary sector may comprise a significant portion of the Fund's portfolio. The consumer discretionary sector may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographics and consumer tastes, interest rates, and competitive pressures.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.  To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.

AMG Funds	7

Summary of The Funds

[To be updated by amendment]
Calendar Year Total Returns as of 12/31/17 (Class N)
Best Quarter: [10.23% (3rd Quarter 2016)]
Worst Quarter: [-14.36% (3rd Quarter 2015)]
Average Annual Total Returns as of 12/31/17
AMG Managers Fairpointe ESG Equity Fund	1 Year	Since Inception[1]
Class N Return Before Taxes
	[ ]%	[ ]%
Class N Return After Taxes on Distributions
	[ ]%	[ ]%
Class N Return After Taxes on Distributions and Sale of Fund Shares
	[ ]%	[ ]%
Class I Return Before Taxes
	[ ]%	[ ]%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)
	[ ]%	[ ]%
[1]	Performance shown reflects performance since the inception date of the Fund on December 24, 2014.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class N shares only, and after-tax returns for Class I shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC (the “Investment Manager”)
Subadviser
Fairpointe Capital LLC ("Fairpointe")
Portfolio Managers
Thyra E. Zerhusen
Co-Founder, Chief Executive Officer, Chief Investment Officer and Portfolio Manager at Fairpointe;
Portfolio Manager of the Fund since 12/14.
Mary L. Pierson
Co-Founder, Co-Chief Executive Officer and Portfolio Manager at Fairpointe;
Portfolio Manager of the Fund since 10/17.
Brian M. Washkowiak
Portfolio Manager at Fairpointe;
Portfolio Manager of the Fund since 10/17.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Education Savings Accounts (ESAs): $1,000
Custodial Accounts for Minors (UGMA/UTMA): $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	AMG Funds

Additional Information About the Funds

AMG GW&K U.S. Small Cap Growth Fund
This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
GW&K, the subadviser to the Fund, utilizes fundamental research and bottom-up stock selection to seek to identify small-capitalization companies with sustainable earnings growth in niche markets, and whose management is focused on enhancing value for shareholders. The Fund seeks to hold securities for the long term. The Fund aims to participate in rising markets and defend in down markets.
The subadviser focuses on quality small-capitalization companies with sound management and long-term sustainable growth. In selecting companies for the Fund, the subadviser looks for firms with the following key attributes:
•	Experienced, tenured, high quality management;
•	Business models that deliver consistent long-term growth;
•	Leading companies in attractive and defensible niche markets;
•	Strong financial characteristics; and
•	Appropriate valuation.
Various factors may lead the subadviser to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, a deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the Subadviser believes the security has become overvalued.
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small-capitalization companies. In addition, under normal circumstances, the Fund invests at least 80% of its assets in equity securities of U.S. companies. The Fund has adopted a non-fundamental policy of investing at least 80% of its assets in the type of investments suggested by its name in accordance with Rule 35d-1 under the 1940 Act. Pursuant to such rule, shareholders will receive at least 60 days’ notice of a change in such policy. For purposes of such policy, the term “assets” means “net assets plus the amount of borrowings for investment purposes.”
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•	Looking to gain exposure to a wide range of small-cap equities in your portfolio
•	Seeking exposure to growth-oriented investments
•	Looking for long-term capital appreciation
•	Willing to accept short-term volatility of returns
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses
PORTFOLIO MANAGERS
Daniel L. Miller, CFA
Partner and Director of Equities and Portfolio Manager
Joseph C. Craigen, CFA
Principal and Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

AMG Funds	9

Additional Information About the Funds

AMG GW&K U.S. Small Cap Growth Fund (CONTINUED)
table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The information in the bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class I shares and Class Z shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I and Class Z shares are subject to different expenses than Class N shares, Class I and Class Z share performance varies. Because the Fund’s Class Z shares have not operated for a full calendar year, performance history for this share class is not available. GW&K became the subadviser to the Fund as of February 1, 2016. Performance prior to that date reflects the performance of a previous subadviser. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2019, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.90% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time such amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover from the Fund such fees waived and expenses paid, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

10	AMG Funds

Additional Information About the Funds

AMG Managers Fairpointe ESG Equity Fund
This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadviser in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
In selecting stocks, the subadviser prefers investment in companies it deems to have strong ESG records and seeks to avoid those with inferior ESG records relative to the market and peers. The Fund incorporates certain ESG guidelines in the selection of individual securities and in portfolio construction. The subadviser uses internal guidelines as well as third-party research and databases to evaluate a company’s ESG record. The Fund also seeks to monitor and advocate for ESG accountability of portfolio companies through proxy voting and shareholder engagement. The subadviser further evaluates stocks for selection based on bottom-up fundamental analysis, favoring companies with strong business models, effective management, strong or improving balance sheets and attractive valuations.
The subadviser takes a long-term approach to portfolio management, with a focus on maximizing after-tax returns. Once the Fund invests in a company, the subadviser intends to monitor that company’s ESG record and, in some cases, the Fund may sell an investment in a company whose ESG record declines even if the other investment fundamentals of the company are positive.
In addition to value criteria, the subadviser looks for companies with the following characteristics:
•	Industry leaders with a focused business plan and the ability to grow their market share
•	Proven, effective management
The Fund may invest in equity securities outside of the capitalization range of the Russell 1000 Index (including small-cap companies), convertible securities (including convertible preferred stocks and convertible bonds), and foreign securities (directly and through depositary receipts). To manage risk, the subadviser employs a valuation discipline that attempts to purchase securities trading at a substantial discount to intrinsic value, limits position sizes and sector exposure, and adheres to a strong sell discipline.
Under normal conditions, the Fund will invest at least 80% of its assets in a select number of equity securities that the subadviser believes to be trading at a significant discount to intrinsic value. The Fund has adopted a non-fundamental policy of investing at least 80% of its assets in the type of investments suggested by its name in accordance with Rule 35d-1 under the 1940 Act. Pursuant to such rule, shareholders will receive at least 60 days’ notice of a change in such policy. For purposes of such policy, the term “assets” means “net assets plus the amount of borrowings for investment purposes.”
The Fund may invest in below investment grade (high yield) securities, corporate debt securities, derivatives, emerging market securities, ETFs, ETNs, fixed income securities, PTPs, REITs, Rule 144A securities, senior loans, and U.S. government securities, including U.S. government agency securities.
The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund’s liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Fund’s subadviser, the subadviser’s loss of confidence in the company’s management, the subadviser’s belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development. The Fund may also sell a security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices.
PORTFOLIO MANAGERS
Thyra E. Zerhusen
Co-Founder, Chief Executive Officer,
Chief Investment Officer and Portfolio Manager
Mary L. Pierson
Co-Founder, Co-Chief Executive Officer
and Portfolio Manager
Brian M. Washkowiak
Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

AMG Funds	11

Additional Information About the Funds

AMG Managers Fairpointe ESG Equity Fund (CONTINUED)
The Fund may invest in ETFs. The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The market value of ETF shares may differ from their net asset value per share.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
The Fund may be appropriate for your overall investment allocation if you are:
•	Looking to gain exposure to high quality U.S. companies
•	Seeking long-term total return through capital appreciation
•	Willing to accept short-term volatility of returns
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are each authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees.
Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The information in the bar chart is for Class N shares of the Fund. Class I shares would have similar annual returns as Class N shares because each class is invested in the same portfolio of securities. However, because Class I shares are subject to different expenses than Class N shares, Class I share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2019, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.82% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time such amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover from the Fund such fees waived and expenses paid, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

12	AMG Funds

Additional Information About the Funds

Summary of the Funds’ Principal Risks
This section presents more detailed information about each Fund’s risks as described in the Fund’s summary section of the Prospectus. The risks are described in alphabetical order and not in the order of importance or potential exposure. A Fund may not be subject to all of the risks below, and not all Funds invest in the types of instruments mentioned. Please see each Fund’s summary section for a description of that Fund’s principal risks and the types of instruments in which that Fund invests. All Funds could be subject to additional risks because the types of investments they make and market conditions may change over time.
All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds.
convertible securities RISK
Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Currency RISK
The value of foreign investments denominated in a foreign currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the value of the foreign currency drops relative to the U.S. dollar. The values of foreign currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Adverse currency fluctuations are an added risk to foreign investments. To the extent a Fund invests directly in non-U.S. currencies, or in securities that trade in, or receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s exposure to non-U.S. currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.
ESG Investing RISK
Applying the Fund’s ESG investment criteria, which may result in the selection or exclusion of securities of certain issuers for reasons other than performance, carries the risk that the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. In evaluating a company, the Subadviser is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Subadviser to incorrectly assess a company’s ESG practices. Socially responsible norms differ by region, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time. The Fund will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer. In addition, as a result of the Subadviser’s engagement activities, the Fund may purchase securities of issuers that do not currently engage in ESG practices to the Subadviser’s satisfaction, in an effort to improve such issuer’s ESG practices. Successful application of the Fund’s ESG investment strategy and the Subadviser’s engagement efforts will depend on the Subadviser’s skill in properly identifying and analyzing material ESG issues, and there can be no assurance that the strategy or techniques employed will be successful.
FOCUSED INVESTMENT RISK
To the extent a Fund invests a significant portion of its assets in a relatively small number of securities, the Fund’s net asset value may be more volatile and the Fund may involve more risk than a fund that invests in a greater number of securities. Changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a great adverse impact on a Fund’s net asset value.
Foreign Investment Risk
Investments in foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile.

AMG Funds	13

Additional Information About the Funds

Summary of the Funds’ Principal Risks (CONTINUED)
The value of foreign investments may be adversely affected by changes in the political or social conditions, taxation, including confiscatory or withholding taxes, diplomatic relations, embargoes, economic sanctions, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other restrictions and tax regulations in foreign countries, which risks also apply to investments traded on a U.S. securities exchange that are issued by companies with significant exposure to foreign countries. Foreign investments trade with less frequency and volume than U.S. investments and, therefore, may have greater price volatility. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign investments can perform differently from U.S. investments.
GROWTH STOCK RISK
The prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.
LIQUIDITY RISK
Liquidity risk is the risk that a Fund may not be able to dispose of investments or close out derivatives transactions readily at favorable times or prices or may have to sell them at a loss. For example, investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as a rising interest rate environment. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments.
ManagEment RISK
The Funds are subject to management risk because they are actively managed investment portfolios. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause a Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. Each Fund’s Subadviser will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired result. To the extent a Fund’s Subadviser uses quantitative analyses or models, any imperfections, errors or limitations in such analyses or models could affect the Fund’s performance or the ability of the Subadviser to implement its strategies. In particular, with respect to limitations in such analyses or models, the analyses and models may make simplifying assumptions that limit their effectiveness, may appear to explain prior market data but fail to predict future market events, and may use data that is inaccurate or does not include the most recent information about a company or a security.
MARKET RISK
Market prices of investments held by a Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments, although under certain market conditions fixed income investments may have comparable or greater price volatility. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.
SECTOR RISK
Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, a Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors. The information technology industries may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. Stocks in the health care sector may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures and changes in governmental and private payment systems. The consumer discretionary industries may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographics and consumer tastes, interest rates, and competitive pressures.
SMALL- AND MID-CAPITALIZATIOn stock RISK
The stocks of small- and mid-capitalization companies may involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in small- and mid-capitalization companies may underperform other stock funds (such as large-company stock funds) when stocks of small- and mid-capitalization companies are out of favor.

14	AMG Funds

Additional Information About the Funds

Summary of the Funds’ Principal Risks (CONTINUED)
VALUE STOCK RISK
Value stocks present the risk that a stock may decline in price or never reach what the Subadviser believes is its full market value, either because the market fails to recognize what the Subadviser considers to be the company’s true business value or because the Subadviser overestimates the company’s true business value.
Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.

Other Important Information About the Funds and their Investment Strategies and Risks

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Funds' Statement of Additional Information, dated [March 1, 2018], as supplemented from time to time (the “SAI”).
INVESTMENT OBJECTIVES
Each Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
TEMPORARY DEFENSIVE MEASURES
From time to time, each Fund may invest a portion of its assets in money market securities, repurchase agreements, cash, or cash equivalents as a temporary defensive measure in response to adverse market, economic, political or other conditions. These temporary defensive measures may be inconsistent with each Fund’s investment objective and principal investment strategies. Each Fund may not be able to achieve its stated investment objective while taking these defensive measures.
PORTFOLIO TURNOVER
The Fund may sell any security when it believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. This may result in active and frequent trading of portfolio securities. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.
PORTFOLIO HOLDINGS
A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds' SAI, which is available on the Funds' website at www.amgfunds.com.

Fund Management

Each Fund is a series of AMG Funds IV, a Delaware statutory trust (the “Trust”). The Trust is part of the AMG Funds Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.
The Investment Manager, located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida, 33401. The Investment Manager serves as investment manager and administrator to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadviser to each Fund. The Distributor, a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor. Except for distribution and shareholder service (12b-1) fees, the Distributor receives no compensation from the Funds for its services as distributor.
Additional information regarding other accounts managed by the Portfolio Managers, their compensation and ownership of Fund shares is available in the Funds’ SAI.
A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreements with respect to the Funds between the Investment Manager and the Subadvisers is available in the Funds’ Annual Report to Shareholders for the fiscal year ended October 31.
Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”), each Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of each Fund and selects and recommends to the Funds’ Board of Trustees investment subadvisers to manage each Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Funds’ Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated subadvisers for the Funds. The Investment Manager,

AMG Funds	15

Additional Information About the Funds

Fund Management (CONTINUED)
subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. Shareholders of a Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.
amg GW&K U.S. small cap growth FUND
GW& K Investment Management, LLC (“GW&K”), 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974. AMG holds an indirect, majority equity interest in GW&K. As of December 31, 2017, GW&K managed approximately $[ ] billion in assets.
AMG GW&K U.S. Small Cap Growth Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays GW&K a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
amg managers fairpointe ESG Equity fund
Fairpointe Capital LLC (“Fairpointe”), One North Franklin, Suite 3300, Chicago, Illinois 60606, was founded in 2011. Fairpointe is 100% owned by its employees. As of December 31, 2017, Fairpointe managed approximately $[ ] billion in assets.
AMG Managers Fairpointe ESG Equity Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Fairpointe a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.

16	AMG Funds

Additional Information About the Funds

Fund Management (CONTINUED)
Portfolio Management
The following provides information about the individual portfolio manager(s) who are either individually or jointly and primarily responsible for the day-to-day management of the Funds.
AMG GW&K U.S. Small Cap Growth Fund
Daniel L. Miller, CFA	Portfolio Manager of the Fund since February 2016. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K. Mr. Miller graduated from the University of California, Berkeley and received his MBA from Stanford University Graduate School of Business. He earned the CFA designation and is a member of the Boston Security Analysts Society and the CFA Institute.
Joseph C. Craigen, CFA	Portfolio Manager of the Fund since February 2016. Mr. Craigen, Principal, Portfolio Manager and Research Analyst of GW&K, joined GW& K in 2008. He is a member of the GW&K Equity team analyzing small cap companies and is also a member of the firm’s Investment Committee. He started his investment career as an Equity Research Associate at Tucker Anthony from 1999 to 2001, and later held positions as an Equity Analyst at Needham & Company from 2001 to 2005 and at Citizens Funds from 2005 to 2008. Mr. Craigen received an AB in Economics from Harvard College. He has earned the CFA designation and is a member of the CFA Institute.
AMG Managers Fairpointe ESG Equity Fund
Thyra E. Zerhusen	Co-Portfolio Manager of the AMG Managers Fairpointe ESG Equity Fund since the Fund’s inception in December 2014. Ms. Zerhusen is the principal founder, CEO and Chief Investment Officer of Fairpointe. Prior to founding Fairpointe in 2011, Ms. Zerhusen was the Chief Investment Officer of Mid Cap Equities at Optimum Investment Advisors beginning in October 2003. From April 1999 to September 2003 she was on the investment team of Talon Asset Management. She has a Diplom Ingenieur from the Swiss Federal Institute of Technology and an MA in Economics from the University of Illinois.
Mary L. Pierson	Co-Portfolio Manager of AMG Managers Fairpointe ESG Equity Fund since October 2017. Ms. Pierson is a co-founder and Co-Chief Executive Officer of Fairpointe and serves as a member of the Investment Team. Her investment responsibilities include investment research and portfolio management. Ms. Pierson has 27 years of experience in the financial industry. Prior to co-founding Fairpointe in 2011, Ms. Pierson served on this strategy as a member of the Mid Cap Investment Team at Optimum Investment Advisors for 7 years. Her prior experience includes 15 years with Harris Bancorp and Harris Futures Corporation. While General Manager at Harris Futures Corporation, she was responsible for managing all aspects of the institution, which operated as a financial futures broker. Ms. Pierson received a BA in Economics from DePauw University, an MA in Economics from Northwestern University and an MBA in Finance from The University of Chicago.
Brian M. Washkowiak, CFA	Co-Portfolio Manager of AMG Managers Fairpointe ESG Equity Fund since October 2017. Mr. Washkowiak serves as a member of the Investment Team. His responsibilities include investment research and portfolio management. Mr. Washkowiak has 22 years of experience in the financial industry. Prior to joining Fairpointe in 2015, he managed a hedge fund at BW Opportunity Partners, LP, focusing on small and mid-cap investments. Mr. Washkowiak spent thirteen years as a research analyst and portfolio manager at Talon Asset Management, Inc. and was a member of the investment committee. At Talon, Mr. Washkowiak worked with Ms. Zerhusen as an analyst and assistant portfolio manager on the mid-cap strategy. Mr. Washkowiak received a B.A. in Finance from Illinois State University and is a Chartered Financial Analyst (CFA).
ADDITIONAL INFORMATION
The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment manager, subadvisers, administrator, custodian, transfer agent, accountants and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Shareholder Guide

Your Account
You may invest in AMG Managers Fairpointe ESG Equity Fund by purchasing Class I or Class N shares. You may invest in AMG GW&K U.S. Small Cap Growth Fund by purchasing Class Z, Class I or Class N shares. Each class of shares is subject to different types and levels of expenses and minimum initial investment amounts, as described below.
The Class N shares of the Funds are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees, and certain classes of shares of the Funds bear shareholder servicing fees in different amounts. Because each class bears fees and expenses in different amounts, the NAV per share of the classes may differ. In all other material respects, Class Z, Class I, and Class N shares are the same, each share representing a proportionate interest in a Fund.
Your purchase or redemption of Fund shares is based on each class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of a Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.
Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.
Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when a Fund is not open for business, thus affecting the value of a Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.
FAIR VALUE POLICY
Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. Each Fund may use the fair value of a portfolio investment to calculate its NAV in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board of Trustees’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances.
Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Unless a foreign equity security is fair valued, if there are no reported sales for such security on the valuation date, it may be valued at the last quoted bid price or the mean between the last quoted bid and ask prices. The Board of Trustees has adopted a policy that securities held in each Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.
Each Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

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Choosing a Share Class
Investors can choose among the following share classes when investing in the Funds:
•	Class Z
•	Class I
•	Class N
Not all share classes are available for each Fund.
The classes differ in the way that they deal with Fund expenses. When choosing a share class, it is important to consider these three factors:
•	The amount you plan to invest;
•	Your investment objectives; and
•	The expenses and charges for the class.
We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.
Class N Shares
Class N shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class N’s NAV. Shareholders may bear shareholder servicing fees of up to 0.15% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. Shareholders of Class N shares also pay distribution (12b-1) fees of 0.25%. See below for more information on 12b-1 fees.
Class I Shares
Class I shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class I’s NAV. Shareholders may bear shareholder servicing fees of up to 0.15% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Class I shares do not pay distribution (12b-1) fees.
Class Z Shares *
Class Z shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class Z’s NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Class Z shares do not pay distribution (12b-1) fees.
*Individual retirement accounts may only invest in Class Z shares if the account is held directly on the books of the Fund (e.g., not through an omnibus or NSCC networked account established by a financial intermediary).

Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer (including through a fund supermarket platform), trust company or other financial intermediary (each of the above, a “Financial Intermediary”), rather than directly with the Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. Many, if not all, of these Financial Intermediaries may receive various forms of compensation in connection with the sale of Fund shares and/or the servicing of shareholder accounts. Such compensation from the Funds may include receipt of distribution (12b-1) fees and/or shareholder servicing fees. For more information on 12b-1 fees, see “Distribution and Service (12b-1) Fees” below. With respect to the payment of shareholder servicing fees, shareholder servicing fees are paid out of the assets of each of the Class N and Class I shares of each Fund (each, a “service fee bearing share class”) on an ongoing basis for the receipt of certain shareholder services from Financial Intermediaries (including through fund supermarket platforms), including account maintenance, transaction processing and customer liaison services, and will increase the cost to shareholders who invest in a service fee bearing share class. These payments are made pursuant to written agreements between the Financial Intermediaries and the Investment Manager, the Distributor and/or a Fund.
Class N and Class I shares of each Fund are authorized to pay shareholder servicing fees at a rate of up to 0.15% of the Fund’s average daily net assets with respect to such share class. The Investment Manager has voluntarily agreed, through at least [March 1, 2019], to waive a portion of the shareholder servicing fees paid by the various share classes of each Fund, as necessary, to ensure the total net expense ratio for each share class of each Fund does not increase due to the fee and expense changes which took effect October 1, 2016.
The Investment Manager, the Subadviser and/or the Distributor may pay additional compensation (directly out of their own resources and not as an expense of a Fund) to certain affiliated or unaffiliated Financial Intermediaries in connection with the sale, including distribution, marketing and promotional services, or retention of Fund shares and/or shareholder servicing. To the extent permitted by SEC and Financial Industry Regulatory Authority, Inc. rules and other applicable laws and regulations, the Investment Manager, the Subadviser and the Distributor may make other payments or allow

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Investing Through an Intermediary (CONTINUED)
other promotional incentives to Financial Intermediaries. This compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options. Any such payments may be substantial; however, they will be made by the Investment Manager, the Subadviser and/or the Distributor, as applicable, not by the Funds or their shareholders, and will not change the NAV or the price of the Funds’ shares.
You can find further details in the SAI about the payments made by the Investment Manager, the Subadviser and/or the Distributor and the services provided by Financial Intermediaries. You can ask your Financial Intermediary for information about any payments it receives from the Investment Manager, the Subadviser and/or the Distributor and any services it provides, as well as about fees and/or commissions it charges.

Distribution and Service (12b-1) Fees

In order to pay for the cost of promoting the Funds and servicing your shareholder account, the Funds have adopted a Rule 12b-1 plan for Class N shares. Under this plan, a Fund pays a fee at an annual rate of not more than 0.25% of each Fund’s Class N shares’ average daily net assets to the Distributor for certain expenses associated with the distribution of Fund shares and administrative services provided to Fund shareholders. The fee is accrued daily and payable monthly. Over time, these fees may increase the cost of your investment and may cost more than paying other types of sales charges.

Transaction Policies

OPENING YOUR ACCOUNT
You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.
BUYING AND SELLING Fund SHARES
You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any day that the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each Fund's or class’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.
PROCESSING ORDERS
The Funds typically expect to pay out redemption proceeds on the next business day after a redemption request is received in good order if redemption proceeds are sent by wire. If redemption proceeds are sent by check via express mail or Automated Clearing House (“ACH”), the Funds typically expect to pay out redemption proceeds within two business days after a redemption request is received in good order. If redemption proceeds are sent by check via regular mail, the Funds typically expect to pay out redemption proceeds within five to seven business days after a redemption request is received in good order.
If you sell shares of the Funds, the Funds will send your check to the address we have on file for your account. A request to send a check to any other address or a third party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. ACH transactions are also subject to a 15 calendar day holding period. A Fund may delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions.
Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. A Fund also may pay redemption proceeds using cash obtained through borrowing arrangements (including interfund lending) that may be available from time to time.
A Fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders). The securities received as payment remain subject to market and other risks until they are sold and such sales may result in transaction costs, such as brokerage fees. You may receive less for them than the price at which they were valued for purposes of the redemption.
During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

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How to Buy or Sell Shares
	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares*†...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional
On your own: By mail	Complete the account application, then mail the application and a check payable to AMG Funds: AMG Funds c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to AMG Funds to:
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
PO Box 9769
Providence, RI 02940-9769
(Include your account number and
Fund name on your check)	Write a letter of instruction containing:
• Name of the Fund
• Dollar amount or number of
shares you wish to sell
• Your name
• Your account number
• Signatures of all account owners
Mail your letter to:
AMG Funds
c/o BNY Mellon Investment
Servicing (US) Inc.
PO Box 9769
Providence, RI 02940-9769
By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $50,000 for Class N and Class I shares and $250,000 for Class Z shares.
Over the Internet	Not available	If your account has already been established and ACH banking instructions are on file, go to our website at www.amgfunds.com	Go to our website at www.amgfunds.com. Website redemptions are available only for redemptions of less than $50,000 for Class N and Class I shares and $250,000 for Class Z shares.
By bank wire	Call us at 800.548.4539 for instructions	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account.
*	Please indicate which class of shares you are buying or selling when you place your order.
†	Redemptions of $50,000 and over for Class N and Class I shares and $250,000 and over for Class Z shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. Telephone and Internet redemptions are available only for redemptions that are below $50,000 for Class N and Class I shares and below $250,000 for Class Z shares.

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How to Buy or Sell Shares (CONTINUED)
INVESTMENT MINIMUMS
Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.
	Initial Investment	Additional Investments
Class N:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100
• Education Savings Accounts (ESAs)	$1,000	$100
• Uniform Gift to Minor Accounts/Uniform Transfer to Minor Accounts (UGMA/UTMA)	$1,000	$100
Class I:
• Regular Accounts	$100,000	$100
• Individual Retirement Accounts	$25,000	$100
Class Z:
• Regular Accounts	$5,000,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the AMG Funds Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); a trust or plan established primarily for the benefit of any of the foregoing persons; certain omnibus accounts, mutual fund advisory platforms and fee-based investment platforms via a custodian or clearing firm (Class I shares); and certain qualified retirement plans, such as 401(k) plans, 403(b) plans and 457 plans. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

OTHER PURCHASE INFORMATION
Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadviser intends to retain the security in a Fund as an investment. Assets purchased by a Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.
SIGNATURE GUARANTEE
If you are selling $50,000 or more worth of Class N or Class I shares or $250,000 or more worth of Class Z shares, you will need to provide a Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.
We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When
requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.
UNAUTHORIZED TRANSACTIONS
The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.
LIMITATIONS ON THE FUNDS
The Funds may restrict or limit certain transactions, including, but not limited to, the following examples:
•	We may redeem your account if its value (i) falls below $500 for Class N shares, $25,000 for Class I shares or $50,000 for Class Z shares due to redemptions you make, or (ii) is below $100, but, in each case, not until after a Fund give you at least 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount.
•	If an investor in Class I shares of a Fund falls below the minimum initial investment required, we may convert your position(s) in Class I shares of a Fund to the respective Class N shares of that Fund, if applicable. Unless you did not meet the minimum initial investment, we will give you 30 days’ notice

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How to Buy or Sell Shares (CONTINUED)
before we convert your Fund position(s). This gives you an opportunity to purchase enough shares to raise the value of your Fund position(s) above the applicable minimum initial investment. We will not redeem or close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans because they do not meet the applicable minimum investment requirement. We may close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans due to insufficient information as it relates to customer identification procedures. If these account types are invested in Class I shares below the required minimum investment, we may convert the Fund position(s) to the Class N. Additionally, we will not convert Class I Fund position(s) where there is an effective “letter of intent.” Redemption fees will not be assessed on involuntary redemptions or involuntary conversions.
•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;
•	Change the minimum required investment amounts;
•	Refuse a buy order for any reason, including your failure to submit a properly completed application;
•	Refuse an exchange request for any person or group if a Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” below) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and
•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.
FREQUENT TRADING POLICY
The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds. Frequent trading may result from an effort by a shareholder to engage in “market timing.” These activities may disrupt management of the Funds’ portfolios, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. There may be additional risks due to frequent trading activities. As described previously, the Funds have adopted procedures to minimize these risks.
Monitoring Trades
To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds' transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the AMG Funds Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds' transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.
Limiting Trades
The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a Financial Intermediary that violate the Funds' frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the Financial Intermediary has received them.
Although the Funds use reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through Financial Intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that Financial Intermediaries have implemented procedures designed to deter market timing, the Funds' ability to detect frequent trading activities by investors who hold shares through omnibus accounts at Financial Intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

Investor Services

AUTOMATIC INVESTMENTS
You may arrange to make automatic deductions at regular intervals from a designated bank account.
AUTOMATIC REINVESTMENT PLAN
This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Funds.
AUTOMATIC REDEMPTIONS
With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.

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Investor Services (CONTINUED)
RETIREMENT PLANS
You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.
EXCHANGE PRIVILEGES
To enhance your investment flexibility, we allow you to exchange your shares of the Funds for the same class of shares of other funds in the Trust or for shares of other funds managed by the Investment Manager, subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager, as described above, you also may exchange your shares of a Fund through the Investment Manager for shares in the Agency share class of the JPMorgan U.S. Government Money Market Fund (the “JPMorgan Fund”).
In addition, the following restrictions apply:
•	Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund if you exchange out of a Fund through the Investment Manager.
•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” below.
•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.
You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.
Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.
ACCOUNT STATEMENTS
The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.
COST BASIS REPORTING
Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a Financial Intermediary, your Financial Intermediary generally will be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis information. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see www.amgfunds.com or contact the Funds at 800.548.4539, or consult your Financial Intermediary as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.
DIVIDENDS AND DISTRIBUTIONS
The Funds normally declare and pay out income dividends annually in December.  The Funds normally declare and pay out net realized capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your elections any time by giving the Funds written notice at least 10 days before the scheduled payment date.
CHANGES TO YOUR ACCOUNT
The Funds will mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

Certain Federal Income Tax Information

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Funds under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-advantaged retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.
Each Fund has elected and intends to qualify and be eligible to be treated each taxable year as a regulated investment company. A regulated investment company generally is not subject to tax at a corporate level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify and be eligible for treatment as a regulated investment company would

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Certain Federal Income Tax Information (CONTINUED)
result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS
For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.
•	Distributions from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates.
•	Distributions from the sale of investments that a Fund owns or is considered to have owned for one year or less are taxable as ordinary income.
•	Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to net capital gains, provided that both you and such distributing Fund meet certain holding period and other requirements.
•	A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any net capital gain dividends, and net gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.
Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the Fund through such a plan, you typically will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.
TAXABILITY OF TRANSACTIONS
Any gain or loss that results from the sale, exchange (including an exchange of a Fund's shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.
OTHER TAX MATTERS
A Fund’s investments in foreign securities, if any, may be subject to foreign taxes. In that case, the Fund’s return on those securities would generally be decreased. The application of certain foreign taxes, including withholding taxes, may be unclear.
If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If a Fund is eligible to and does so elect, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or if you itemize deductions and so choose, a deduction), for such amounts on your U.S. federal income tax return, subject to certain limitations. If a Fund does not meet the 50% test described above, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income.
In addition, certain of a Fund’s investments, including certain debt instruments, derivatives, including commodity-linked instruments, foreign securities or foreign currencies, and shares of other investment funds, such as ETFs and REITs, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to sell other investments in order to make required distributions).
Because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has derived its income from the proper sources, made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification and eligibility for treatment as a regulated investment company and avoid a fund-level tax. Please see the SAI for more detailed tax information.
TAX WITHHOLDING
To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:
•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);
•	Certify that your SSN or TIN is correct; and
•	Certify that you are not subject to back-up withholding.
In addition, the Funds must also withhold taxes on distributions and sale proceeds if the IRS notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

AMG Funds	25

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Financial Highlights

[To be updated by amendment]
The following Financial Highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years (or since inception). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund assuming reinvestment of all dividends and distributions. The information for the fiscal years ended October 31, 2015, October 31, 2014 and October 31, 2013 has been audited and reported on by the Fund’s previous independent registered public accountant. The information for the fiscal years ended October 31, 2016 and October 31, 2017 has been audited and reported on by [ ], an independent registered public accounting firm, whose report is included in the Fund’s Annual Report, which is available upon request.

AMG Funds	27

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How To Contact Us

AMG GW&K U.S. Small Cap Growth Fund
AMG Managers Fairpointe ESG Equity Fund
INVESTMENT MANAGER AND ADMINISTRATOR
AMG Funds LLC
600 Steamboat Road, Suite 300
Greenwich, Connecticut 06830
203.299.3500 or 800.835.3879
DISTRIBUTOR
AMG Distributors, Inc.
600 Steamboat Road, Suite 300
Greenwich, Connecticut 06830
CUSTODIAN
The Bank of New York Mellon
Mutual Funds Custody
111 Sander Creek Parkway 2nd Floor
East Syracuse, New York 13057
LEGAL COUNSEL
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, Rhode Island 02940-9769
800.548.4539
TRUSTEES
Bruce B. Bingham
Christine C. Carsman
Edward J. Kaier
Kurt A. Keilhacker
Steven J. Paggioli
Richard F. Powers III
Eric Rakowski
Victoria L. Sassine
Thomas R. Schneeweis

AMG Funds	31

AMG Funds
Prospectus
[March 1, 2018]

Where to find additional information
The Funds' Statement of Additional Information (the “SAI”) contains additional information about the Funds and its investments. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
To request free copies of these materials or to make other inquiries, please contact the Funds:
•	By telephone: 800.835.3879
•	By mail: AMG Funds 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830
•	On the Internet: Electronic copies are available on our website at www.amgfunds.com
Information about the Funds, including the Funds' current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Funds' SAI is incorporated by reference into (is legally part of) this Prospectus.
Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may also review and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.
© 2017 AMG Funds LLC
Investment Company Act Registration Number 811-06520

www.amgfunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
P092-0318

AMG FUNDS IV

AMG GW&K U.S. SMALL CAP GROWTH FUND

CLASS N: ATASX

CLASS I: ATSIX

CLASS Z: ATAZX

AMG MANAGERS FAIRPOINTE ESG EQUITY FUND

(formerly AMG Managers Fairpointe Focused Equity Fund)

CLASS N: AFPTX

CLASS I: AFFEX

STATEMENT OF ADDITIONAL INFORMATION

DATED [March 1, 2018]

You can obtain a free copy of the prospectus for each of AMG GW&K U.S. Small Cap Growth Fund and AMG Managers Fairpointe ESG Equity Fund (each a “Fund,” and collectively the “Funds”), each dated [March 1, 2018], as supplemented from time to time (the “Prospectus”), by calling AMG Funds LLC (the “Investment Manager”) at (800) 835-3879 or by visiting the Funds’ Website at www.amgfunds.com. The Funds’ Prospectus provides basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund’s Prospectus.

[The Funds’ audited financial statements for the fiscal year ended October 31, 2017 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm from each Fund’s Annual Report for the fiscal year ended October 31, 2017, are incorporated by reference into this Statement of Additional Information (meaning such documents are legally a part of this Statement of Additional Information) and are on file with the Securities and Exchange Commission. The Funds’ Annual and Semi-Annual Reports are available without charge, upon request, by calling the Funds at (800) 835-3879 or by visiting the Funds’ Website at www.amgfunds.com or on the Securities and Exchange Commission’s Website at www.sec.gov.]

i

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to AMG GW&K U.S. Small Cap Growth Fund (the “U.S. Small Cap Growth Fund”) and AMG Managers Fairpointe ESG Equity Fund (the “ESG Equity Fund”) (each a “Fund,” and collectively the “Funds”). Each Fund is a series of shares of beneficial interest of AMG Funds IV (formerly Aston Funds), a Delaware statutory trust (the “Trust”), and part of the AMG Funds Family of Funds, a mutual fund complex comprised of [63] different funds, each having distinct investment management objectives, strategies, risks, and policies (the “AMG Fund Complex”). The Trust was organized on September 10, 1993.

The U.S. Small Cap Growth Fund has established three classes of shares: Class N, Class I and Class Z. The ESG Equity Fund has established two classes of shares: Class N and Class I.

Effective October 1, 2017, the ESG Equity Fund changed its name from AMG Managers Fairpointe Focused Equity Fund to AMG Managers Fairpointe ESG Equity Fund.

Effective as of October 1, 2016, Aston Funds changed its name to AMG Funds IV. Also effective as of October 1, 2016, the U.S. Small Cap Growth Fund changed its name from ASTON Small Cap Fund to AMG GW&K U.S. Small Cap Growth Fund and the ESG Equity Fund changed its name from ASTON/Fairpointe Focused Equity Fund to AMG Managers Fairpointe Focused Equity Fund.

In addition, effective as of October 1, 2016, Aston Asset Management, LLC (“Aston”), the former investment adviser to the Funds and an indirect, wholly owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), merged with and into AMG Funds LLC (the “Investment Manager”), with the Investment Manager becoming the investment manager to the Funds.

Effective as of February 1, 2016, pursuant to a change in subadviser, ASTON/TAMRO Small Cap Fund changed its name to ASTON Small Cap Fund.

This SAI describes the financial history, management and operation of the Funds, as well as each Fund’s investment objective(s) and policies. It should be read in conjunction with each Fund’s current prospectus, dated [March 1, 2018], as supplemented from time to time (the “Prospectus”). The Trust’s executive office is located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

The Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for each Fund’s overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadviser” or “Subadvisers”) to manage each Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisers and researches any potential new Subadvisers for the Funds. See “Management of the Funds” for more information.

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by each Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Trust is an open-end management investment company. Each Fund is a diversified series of the Trust.

The following is information regarding the types of securities and instruments that may be purchased by the Funds to the extent such investments are permitted by applicable law. The information below does not describe every type of investment, technique or risk to which each Fund may be exposed. Each Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

The Board may, in the future, authorize a Fund to invest in securities other than those listed here and in the Fund’s Prospectus, provided that such investment would be consistent with the Fund’s investment objective(s) and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Funds’ Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, except as stated below.

Investment Techniques and Associated Risks

(1) Asset-Backed Securities

Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

The ESG Equity Fund also may invest in mortgage-backed securities, which are asset-backed securities associated with mortgage loans. Mortgage-backed securities and the risks associated with them are discussed under “Mortgage Related Securities” below.

(2) Below Investment Grade Securities

In General. The Funds may invest in below investment grade securities, subject to any limitations set forth in the Fund’s Prospectus and this SAI. Below investment grade securities (also referred to as “high yield securities” or “junk bonds”) are securities rated below BBB by S&P Global

Ratings (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), securities comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities of equivalent quality. See Appendix A for further discussion regarding securities ratings. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Fund’s investment objective(s) may be more dependent on the Subadviser’s own credit analysis than is the case for higher rated securities. Although the Subadviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Subadviser performs research and independently assesses the value of particular securities relative to the market. The Subadviser’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

A Fund’s Subadviser buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund’s ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Subadviser. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

(3) Borrowing

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The 1940 Act also permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Typically, a Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If a Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If a Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, a Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

The Trust, on behalf of the U.S. Small Cap Growth Fund, has entered into a master interfund lending agreement that would allow the Fund to borrow, for temporary purposes only, from other eligible funds in the AMG Fund Complex, subject to the Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the below mentioned and any other applicable exemptive order or other relief. Please see “Interfund Lending” below for more information.

(4) Cash Equivalents

The Funds may invest in cash equivalents to the extent that such investments are consistent with the Funds’ investment objectives, policies and restrictions, and as discussed in each Fund’s Prospectus and this SAI. A description of the various types of cash equivalents that may be purchased by certain Funds appears below.

Bank Obligations. Certain Funds may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issued against money deposited into a bank (including eligible foreign branches of U.S. banks) or savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed-upon date and price. The resale price normally reflects the purchase price plus a mutually agreed-upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements are subject to certain risks that may adversely affect the Funds. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, a Fund’s ability to dispose of the collateral may be delayed or limited. Generally, the period of these repurchase agreements will be short.

The financial institutions with which a Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Investment Manager or Subadviser. The Investment Manager or Subadviser will continue to monitor the creditworthiness of the seller under a repurchase agreement and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.

Short-Term Corporate Debt Securities. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

(5) Commercial Paper

Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of up to nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

(6) Commodities Exposure

The ESG Equity Fund may obtain exposure to commodities indirectly by investing in exchange-traded funds (“ETFs”) that invest in securities of companies engaged in the production and distribution of commodities and commodity-related products, exchange-traded notes (“ETNs”) that are linked to the returns of one or more commodity indices that reflect the potential return on leveraged and unleveraged investments in futures contracts of physical commodities, plus interest that could be earned on cash collateral, and minus the issuer’s fee (see “Exchange-Traded Notes” below), and such other instruments as deemed appropriate from time to time. A Fund may be exposed to a wide variety of commodity sectors, including, without limitation, agriculture, livestock, base/industrial metals, oil, energy and precious metals.

Exposure to commodities may result in losses for a Fund. Commodity prices, and the value of stocks of companies exposed to commodities, can be extremely volatile and are affected by a wide range of factors, including market movements, supply and demand imbalances, inflationary trends or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Increased demand for commodities by emerging market countries may result in shortages and cause prices to rise, potentially resulting in speculative investments in commodities. In addition, with respect to a Fund’s exposure to commodities indirectly through companies in the commodities sector and ETNs, there are additional risks to the Fund as there is no guarantee that those companies’ investments and business strategies relating to commodities will be successful, and the value of the Fund’s investments in

ETFs or other instruments exposed to companies in the commodities sector, and the value of the companies themselves, may fluctuate more than the value of the relevant underlying commodity or commodities or commodity index.

See “Exchange-Traded Notes” below for specific risks relating to a Fund’s investments in exchange-traded notes that are linked to the returns of one or more commodity indices.

(7) Contingent Convertible Securities

Contingent convertible securities (“CoCos”) are hybrid bonds typically issued by banks. When the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may be outside a Fund’s control. Any such action could have an adverse effect on the Fund’s returns, and the Fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

(8) Corporate and Other Debt Securities

The ESG Equity Fund, subject to its applicable investment policies, may invest in corporate debt securities issued by U.S. and foreign companies, banks and other corporate entities.

Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

(9) Derivative Instruments

The following describes certain derivative instruments and products in which certain Funds may invest and risks associated therewith.

A Fund might not employ any of the strategies described below or be permitted by applicable law to do so, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. To the extent permitted by applicable law or regulation, a Fund may use futures contracts, including futures contracts on global equity and fixed income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. A Fund may invest in foreign currency futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. A Fund may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed income securities, and related options. Through the use of Index Futures and related options, a Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may enter into futures contracts for the purchase or sale of fixed income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker.

A Fund will ordinarily be able to close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The S&P 100 Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which a Fund may invest will be developed and traded in the future.

A Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a Fund purchases or sells a futures contract, the Fund is required to deposit with its futures commission merchant an amount of margin set by the exchange on which the contract is traded (“initial margin”). The required amount of initial margin may be modified by the exchange or the futures commission merchant during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by a Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily net asset value, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Interest Rate Futures Contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract. Interest rate futures contracts may be purchased on debt securities such as U.S. Treasury Bills and Bonds, Eurodollar instruments, U.S. Treasury Notes and interest rate swaps.

Certain Funds may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by a Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it intends to invest in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

The Funds may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a Fund purchases or sells a futures contract, the Fund is required to deposit with its futures commission merchant an amount of margin set by the exchange on which the contract is traded (“initial margin”). The required amount of initial margin may be modified by the exchange or the futures commission merchant during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by a Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily net asset value, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Limitations on Use of Futures and Options on Futures. A Fund may only enter into futures contracts and options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system, or in the case of options on futures, for which an established over-the-counter (“OTC”) option market exists. A Fund may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the U.S. Commodity Futures Trading Commission (the “CFTC”)), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market.

When purchasing a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by a Fund’s Subadviser, in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The Funds are operated by a person, the Investment Manager, who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC (with respect to the Funds). Accordingly, neither the Investment Manager (with respect to the Funds) nor any Fund is subject to registration or regulation as a “commodity pool operator” or “commodity pool,” respectively, under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Investment Manager’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Risks Associated with Futures and Options on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Forward Currency Contracts. A Fund may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed-upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian or earmark securities considered to be liquid by the Subadviser in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

Forward currency contracts are not traded on regulated exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. A Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies.

A Fund may purchase call options for any purpose. For example, a call option may be purchased by a Fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium.

A Fund may purchase put options for any purpose. For example, a put option may be purchased by the Fund as a short hedge. The put option enables a Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit a Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

A Fund may write call or put options for any purpose. For example, writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, a Fund would suffer a loss. A Fund will segregate or earmark assets or otherwise “cover” written call or put options in accordance with applicable SEC guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, when securities prices increase, a Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will be affected by, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in a Fund’s net asset value being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange traded and OTC options. Exchange traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investments in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Funds great flexibility to tailor the option to their needs, OTC options generally involve greater risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are generally considered illiquid by the SEC.

A Fund can use both European-style and American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Foreign Currency Options. A Fund may use currency options to cross-hedge or to increase total return when the Subadviser anticipates that the currency will appreciate or depreciate in value. A Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two party contracts with negotiated strike prices and expiration dates.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Subadviser to forecast interest rates and other economic factors correctly. If the Subadviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to risk of loss. In addition, a Fund’s use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Certain of a Fund’s investments in derivative instruments may produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax. A Fund may be required to accrue and distribute imputed income from certain derivative investments on a current basis, even though the Fund does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return. For U.S. federal income tax information regarding derivative instruments, see “Certain U.S. Federal Income Tax Matters” below.

Swap Agreements. To the extent permitted by applicable law or regulation, a Fund may engage in swap transactions, including, but not limited to swap agreements on interest rates, security indices (including broad-based security indices), specific securities and currency exchange rates.

A Fund may enter into index swap agreements for purposes of attempting to gain exposure to the securities making up an index in a market without actually purchasing those securities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund from the counterparty) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking assets determined to be liquid by the Subadviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party that is engaged in a securities related business if the net amount owed or to be received under existing contracts with that party, along with investments in other securities issued by such counterparty, would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective(s) will depend on the Subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Funds’ ability to use swap agreements.

Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses, and a Fund’s obligation under such agreement, together with other illiquid assets and securities, will not exceed 15% of a Fund’s net assets.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund, if any, the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

New rules and regulations affecting the derivatives market affect counterparty risk with respect to derivatives. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the member of the clearing house (“clearing member”) through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Additionally, the new requirements may result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s net asset value.

A Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. A Fund will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If a Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Funds will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one NRSRO at the time of entering into such transaction.

Note about Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective(s). It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only clearing members can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Investment Manager or Subadviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

Additionally, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. It is expected that these regulations will have a material impact on the Funds’ use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between the Funds and their swap counterparties and may increase the amount of margin the Funds are required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate the Funds’ current margin process. They will also effectively require changes to typical derivatives margin documentation. It is expected that the Funds will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.

Also, as described above, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency.

In addition, the SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that a Fund may be unable to implement its investment strategy.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since a Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new mechanisms will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose the Funds to new kinds of risks and costs.

Segregated Accounts or Cover. A Fund will comply with SEC guidelines regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate or earmark on its books cash or other liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, a Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

(10) Emerging Market Securities

Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors that is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, embargoes, economic sanctions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect a Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of institutional investors investing in these markets could significantly affect local securities prices and, therefore, the net asset value of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of a Fund’s shares to decline.

(11) Equity Investments

The Funds may invest in equity securities subject to any restrictions set forth in the Fund’s Prospectus and this SAI. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the OTC market. More information on the various types of equity investments in which certain Funds may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. A Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions.

The U.S. Small Cap Growth Fund may invest to a significant extent in small-capitalization companies.

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective(s).

Depositary Receipts. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are European receipts evidencing a similar arrangement. Non-Voting Depositary

Receipts (“NVDRs”) are trading instruments issued by the Thai NVDR Company Limited, a subsidiary wholly owned by The Stock Exchange of Thailand (the “SET”), intended to stimulate trading activity in the Thai stock market. NVDRs are automatically regarded as listed securities in the SET. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in GDRs, ADRs and EDRs are not necessarily denominated in the same currency as the common stocks into which they may be converted. With respect to investments in NVDRs, investors will receive all financial benefits, e.g., dividends and right issues, as if they had invested in a company’s ordinary shares, except that NVDR holders do not have the voting rights associated with the shares.

Investing in depositary receipts presents risks not present to the same degree as investing in domestic securities even though a Fund will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its depositary receipts; and although the Fund’s taxable income will be reduced by the foreign taxes paid or withheld, shareholders may not be able separately to deduct their pro rata shares of such taxes in computing their taxable income, or to take such shares as a credit against their U.S. federal income tax. Unsponsored depositary receipts are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored depositary receipts may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored depositary receipts.

Initial Public Offerings (“IPOs”). Certain Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion. if any, of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

(12) Eurodollar and Yankeedollar Obligations

Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities. Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities.

(13) Exchange-Traded Notes (“ETNs”)

ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of specific benchmark indices. ETNs are not equities or index funds, but they do share several characteristics with such investments. For example, like equities, they trade on an exchange and can be shorted. Like an index fund they are linked to the return of a benchmark index. Unlike regular bonds, there are no periodic interest payments, and principal is not protected. An investor could lose some of or the entire amount invested. The price in the secondary market is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. At maturity, the issuer pays a return linked to the performance of the market index, such as a commodity index, to which the ETN is linked, minus the issuer’s fee. ETNs are subject to the risk of a breakdown in the futures markets they use.

A Fund may invest in one or more ETNs linked to commodity indices as a means to obtain commodity exposure. See “Commodities Exposure” above. ETNs held by a Fund are typically linked to the performance of a commodities index that reflects the potential return on leveraged and unleveraged investments in futures contracts of physical commodities, plus interest that could be earned on cash collateral, and minus the issuer’s fee.

Each Fund invests in a manner that is consistent with its current understanding of the 90% gross income requirement for qualification as a regulated investment company, described at “Certain Federal Income Tax Matters” below. There is some uncertainty under current law whether income and gain derived from commodity-linked ETNs constitute qualifying income to a Fund for purposes of this 90% gross income requirement.

A Fund’s investments in ETNs may include leveraged ETNs. Leveraged ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. The market value of ETNs may differ from their net asset value per share. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the underlying investments that the ETN holds. There may be times when an ETN trades at a premium or discount to its net asset value.

(14) Floating Rate and Variable Rate Demand Notes

The ESG Equity Fund may purchase taxable or tax-exempt floating rate and variable rate demand notes and bonds in implementing their investment programs. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit the holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest on a variable rate demand note is reset at specified intervals at a market rate.

(15) Foreign Currencies and Related Transactions

Subject to applicable limits set forth in each Fund’s Prospectus and this SAI, a Fund may invest in or utilize foreign currencies and other foreign currency-related transactions. These instruments may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

(16) Foreign Securities

The Funds may invest in foreign securities, subject to any restrictions set forth in the Fund’s Prospectus and this SAI.

Investment in securities of foreign entities, whether directly or indirectly in the form of ADRs, EDRs, GDRs or similar instruments, and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible embargoes or economic sanctions on a country, sector or issuer, possible imposition of withholding or other taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, foreign investments may be effected through structures that may be complex or obfuscatory, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

A Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which a Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, a Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund’s interest and dividend income from, or proceeds from the sale or other disposition of the securities of, foreign issuers may be subject to non-U.S. withholding and other foreign taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, certain countries impose a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies, and thus increase the cost to the Fund of investing in any country imposing such taxes. A Fund may not be eligible to elect or may not elect to permit United States shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by a Fund. See “Certain U.S. Federal Income Tax Matters” below.

Emerging Markets. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Emerging Market Securities” above.

(17) Forward Commitments

The Funds may make contracts to purchase securities on a forward commitment basis for a fixed price at a future date beyond the customary settlement period for such securities (“forward commitments”) if the Fund segregates liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to the amount of the Fund’s commitments. Forward commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term capital gains or losses upon such disposition. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

(18) Illiquid Investments; Privately Placed and Certain Unregistered Securities

The Funds may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. If a Fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its net asset value, and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities. Subject to these limitations, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receive upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis. Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price that a Fund believes represents the security’s value should the Fund wish to sell the security. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

(19) Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), each of the Funds has entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a Fund would lend money and, with respect to the U.S. Small Cap Growth Fund, borrow money, for temporary purposes directly to and from another eligible fund in the AMG Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund

Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund. The ESG Equity Fund is currently not eligible to participate in the interfund lending program as borrowers based on the Fund’s fundamental investment restrictions with respect to borrowing.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another eligible fund in the AMG Fund Complex, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility only on a secured basis. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the Fund’s fundamental investment restrictions.

No Fund may lend to another eligible fund in the AMG Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. A Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

(20) Investment Company Securities

The Funds may invest some portion of their assets in shares of other investment companies, including exchange-traded funds (“ETFs”), open-end mutual funds (including money market funds) and closed-end funds, to the extent that they may facilitate achieving the investment objectives of the Funds or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Investment Manager and Subadviser to a Fund will consider such fees in determining whether to invest in other investment companies. A Fund will invest only in investment companies, or classes thereof, that do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investments in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on a Fund’s investments in other investment companies. In particular, each Fund’s investments in investment companies are limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). Each Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, each Fund may invest (1) in shares issued by money market funds, including certain unregistered money market funds, and (2) in shares issued by affiliated funds in excess of the Limitation.

A Fund may seek to invest in ETFs that have received an exemptive order from the SEC permitting investment by other funds in the ETFs in excess of the Limitation, provided that the Fund enters into and complies with the terms and conditions of an agreement with each ETF, and the Fund complies with the ETF’s exemptive order.

ETFs that are linked to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of investments underlying the applicable index and will incur certain expenses not incurred by their applicable index. Certain investments comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.

The market value of ETF shares may differ from their net asset value per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its net asset value.

(21) Mortgage Related Securities

Mortgage-related securities include collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMIC Certificates”), mortgage-backed bonds and “pass-throughs.” Pass-throughs, which are certificates that are issued by governmental, government-related or private organizations, are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits. CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, which generally holds mortgages or mortgage-related securities. There are different classes of CMOs and REMIC Certificates, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, a Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs or REMIC Certificates in which the Fund invests. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, the Fund could sustain a loss.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (“Z Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (“PAC Certificates”), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

One or more tranches of a CMO or a REMIC Certificate (collectively, “floating-rate CMOs”) may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate (“LIBOR”). These floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages. Floating-rate CMOs are typically issued with lifetime “caps” on the coupon rate. These caps, similar to the caps on adjustable-rate mortgages, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is geared. The structure and performance of floating-rate tranches will vary widely as interest rates change.

Resets. The interest rates paid on the floating-rate CMOs in which a Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include: the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the six-month Treasury bill rate, rates on longer-term Treasury securities, the

11th District Federal Home Loan Bank Cost of Funds Index, the National Monthly Median Cost of Funds, the one-, three- or six-month or one-year LIBOR, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the floating-rate CMOs in which a Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

CMOs and REMIC Certificates are subject to credit risk, interest rate risk and liquidity risk. Generally, CMOs and REMIC Certificates issued by U.S. government agencies and instrumentalities have lower credit risk than private label CMOs and REMIC Certificates because the underlying mortgages are either guaranteed by the U.S. government or carry an implicit guarantee of a government-sponsored enterprise. Private label CMOs and REMIC Certificates may carry higher credit risk, depending on the underlying collateral. The degree of credit risk will be reflected in the credit rating of the security. Yields on private label CMOs and REMIC Certificates historically have been higher than the yields on CMOs and REMIC Certificates issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. The Funds will not invest in subordinated privately issued CMOs and REMIC Certificates. CMOs and REMIC Certificates have a high degree of interest rate risk. The value of a CMO and a REMIC Certificate will fluctuate more widely in response to interest rate changes than a standard debt security.

Liquidity risk is the risk that the investor will be unable to find a buyer interested in purchasing the security or willing to pay the desired price for the security. If a Fund has to sell the security before maturity, some of the principal could be lost. The markets for CMOs and REMIC Certificates, particularly private label CMOs and REMIC Certificates, at times may be very thin. A Fund’s ability to dispose of its positions in such securities will depend upon the degree of liquidity in the market for such securities. It is impossible to predict the degree of liquidity of such securities in the future.

The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC Certificate, including those collateralized by mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, may be affected by other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance, including mishandling of documentation. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. A Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as “IOs”) or only the principal portion of the underlying mortgage pools (commonly referred to as “POs”). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Stripped mortgage-backed securities not issued by Federal agencies will be treated by the Funds as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid.

Real Estate Mortgage Investment Conduits. Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed the full faith and credit of the United States.

FHLMC Guaranteed Mortgage Pass-Through Certificates. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

Mortgage-Backed Bonds. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, the Fund could sustain a loss.

Recent Events Regarding FNMA and FHLMC Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

The conditions attached to the financial contribution made by the Treasury to FHLMC and FNMA and the issuance of senior preferred stock place significant restrictions on the activities of FHLMC and FNMA. FHLMC and FNMA must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of FHLMC’s and FNMA’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by FHLMC and FNMA provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at FHLMC and Fannie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FHLMC and FNMA, including any such mortgage-backed securities held by a Fund.

Other Mortgage-Backed Securities. The Investment Manager or Subadviser anticipates that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Investment Manager or Subadviser will, consistent with a Fund’s investment objective(s) and policies, consider making investments in such new types of mortgage-related securities.

Risks Associated with Mortgage-Related and other Asset-Backed Securities. There are certain risks associated with mortgage-related securities, such as prepayment risk and default risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages. The risk of defaults associated with mortgage-related securities is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which must pay a fixed rate of interest until maturity when the entire principal amount becomes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may comprise a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and a Fund would be required to reinvest the proceeds at the lower interest rates then available.

Prepayments of mortgages that underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, a Fund may purchase certain options and options on futures contracts as described more fully above under “Derivative Instruments.”

(22) Obligations of Domestic and Foreign Banks

Each Fund may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

(23) Participations

The ESG Equity Fund may invest in loan participations or assignments. In purchasing a loan participation or assignment, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Both the lending bank and the borrower may be deemed to be “issuers” of a loan participation. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and a Fund will be exposed to a risk of loss if the borrower defaults. There is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Loan participations may also be purchased by a Fund when the borrowing company is already in default. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to a Fund as a property owner.

In purchasing a loan participation, a Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of a Fund may be subject to claims of the lead bank’s creditors. A Fund’s ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by a Fund will be illiquid and therefore subject to the Fund’s limit on illiquid investments.

(24) Pooled Vehicles

The Funds may invest in debt securities indirectly through pooled products typically organized as trust structures (e.g., TRAINS and TRACERS) and typically sold pursuant to Rule 144A under the 1933 Act. TRAINS, TRACERS and similar products contain a basket of debt securities that are designed to provide broad credit exposure in a single product. A Fund will incur transaction costs associated with such products and may be subject to the credit risk of the sponsoring entity.

(25) Publicly Traded Partnerships

Publicly traded partnerships are generally limited partnerships (or limited liability companies), the units of which may be listed and traded on a securities exchange or are readily tradable on a secondary market (or its substantial equivalent). The Funds may invest in publicly traded partnerships that are treated as partnerships for federal income tax purposes, subject to certain limitations contained in the Code, for qualification as a regulated investment company. These include master limited partnerships (“MLPs”) and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units of an MLP have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. A Fund will not acquire any interests in MLPs that are believed to expose the assets of a Fund to liabilities incurred by the MLP. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet certain federal income tax requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of that Fund’s shares.

(26) Real Estate Investment Trusts (“REITs”)

Certain Funds may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as a Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

(27) Reverse Repurchase Agreements and Dollar Roll Agreements

The Funds may enter into reverse repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed-upon by the parties. The difference between the repurchase price and the original price is the reverse repurchase agreement rate, which reflects the interest rate in effect for the term of the agreement. Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

A Fund will earmark or establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether or not to enforce the Fund’s obligation to repurchase the securities. For the purposes of the 1940 Act, reverse repurchase agreements and dollar rolls can be viewed as the borrowing of money by a Fund and, therefore, a form of leverage which may magnify any gains or losses for the Fund, but for which the Fund is not required to have 300% asset coverage. A Fund may only enter into reverse repurchase agreements up to 33 1/3% of the value of the Fund’s total assets taken at market value (computed at the time the loan is made), including the amount borrowed.

(28) Securities Lending

Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to a Fund’s policies and restrictions. A Fund may lend its investment securities so long as (i) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, each Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment; however, the Funds’ securities lending agent has agreed to indemnify each Fund against loss on the investment of the cash collateral. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. While voting rights may pass with the loaned portfolio securities, to the extent possible, the loan will be recalled on a reasonable efforts basis and the securities voted by the Fund. The Bank of New York Mellon serves as the Funds’ securities lending agent.

(29) Short Sales

The Funds may engage in “short sales against the box,” which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security. In order to engage in a short sale against the box, a Fund arranges with a broker to borrow the security being sold short. A Fund must deposit with or for the benefit of the broker collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, a Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement or taking the security the Fund otherwise holds and delivering it to the broker. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the security sold short could attain. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A Fund may also engage in short sales “not against the box,” which are generally short sales of securities the Fund does not own. Short sales that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in short sales. Similar to short sales against the box, short sales not against the box theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

A Fund may also maintain short positions in forward currency exchange transactions, in which a Fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that a Fund has contracted to receive in the exchange. To ensure that any short position of a Fund is not used to achieve leverage, a Fund segregates cash or liquid assets equal to the fluctuating market value of the currency as to which any short position is being maintained. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.

The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

(30) Stripped Securities

Stripped Securities (“STRIPS”) are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive all of the principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund’s yield to maturity to the extent it invests in IOs.

Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by S&P or Moody’s, respectively. These risks (and potential benefits), as described in “Derivatives Risk” in the Prospectus, will be managed by investing in a variety of such securities and by using certain hedging techniques. In addition, the secondary market for STRIPS may be less liquid than that for other mortgage-backed or asset-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Interest-only STRIPS may be purchased for their hedging characteristics. Because of their structure, interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. For example, with increases in interest rates, these securities will typically increase rather than decrease in value. As a result, since they move differently in relation to changes in interest rates than the typical investments held by a Fund, interest-only STRIPS can be used as hedging instruments to reduce the variance of a Fund’s net asset value from its targeted option-adjusted duration. There can be no assurance that the use of interest-only STRIPS will be effective as a hedging technique, in which event, a Fund’s overall performance may be less than if the Fund had not purchased the STRIPS.

The determination of whether certain IO and PO STRIPS issued by the U.S. Government and backed by fixed-rate mortgages are liquid shall be made by the Trustees in accordance with applicable pronouncements of the SEC. At present all other IO and PO STRIPS are treated as illiquid securities for the purposes of the 15% limitation on illiquid securities as a percentage of a Fund’s net assets.

In addition to STRIPS issued by the U.S. Government, its agencies or instrumentalities, the Funds may purchase STRIPS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these entities. However, each Fund will purchase only STRIPS that are collateralized by mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Under no circumstances will a Fund purchase STRIPS if such purchase would cause STRIPS to exceed 5% of its assets.

(31) Temporary Defensive Positioning

The investments and strategies described throughout the Prospectus are those the Subadvisers intend to use under normal circumstances. When a Subadviser determines that market or other conditions warrant, a Fund may invest up to 100% of its assets in money market instruments or hold U.S. dollars. When a Fund is investing for temporary or defensive purposes, it is not pursuing its investment objective(s).

(32) Trust Originated Preferred Securities

The ESG Equity Fund may invest in trust originated preferred securities, a relatively new type of security issued by financial institutions such as banks and insurance companies and other issuers. Trust originated preferred securities represent interests in a trust formed by the issuer. The trust sells preferred shares and invests the proceeds in notes issued by the same entity. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to the Fund. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.

(33) U.S. Treasury and Government Securities and Securities of International Organizations

The Funds may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

The Funds may invest in obligations issued by the agencies or instrumentalities of the U.S. Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the FHLMC, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the FNMA, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

Securities issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the “World Bank”), are not U.S. government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

(34) Unit Investment Trusts

A Unit Investment Trust (“UIT”) is a type of investment company. Investments in UITs are subject to regulations limiting a Fund’s acquisition of investment company securities. Standard and Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, MDYs and similar investments are interests in UITs that may be obtained directly from the UIT or purchased in the secondary market. SPDRs consist of a portfolio of securities substantially similar to the component securities of the Standard and Poor’s 500 Composite Stock Price Index. DIAMONDS and MDYs consist of a portfolio of securities substantially similar to the component securities of the Dow Jones Industrial Average and of the Standard and Poor’s MidCap 400 Index, respectively.

The price of a UIT interest is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a UIT interest is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for UITs is based on a basket of stocks. Disruptions in the markets for the securities underlying UITs purchased or sold by a Fund could result in losses on UITs. Trading in UITs involves risks similar to the risks, involved in the writing of options on securities, described above under “Derivative Instruments—Options.”

Interests in UITs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate a certain amount of UIT interests. The liquidity of small holdings of UITs, therefore, depends upon the existence of a secondary market. Upon redemption of a UIT interest, a Fund receives securities and cash identical to the deposit required of an investor wishing to purchase a UIT interest that day.

(35) Variable and Floating Rate Securities

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The amount of interest to be paid to the holder is typically contingent on another rate (“contingent security”) such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

(36) Warrants and Rights

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a right or warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the right or warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If the price of the underlying securities does not rise above the exercise price before the date of expiration of a warrant or right, or if a warrant or right is not otherwise exercised by the date of its expiration, a Fund would lose its entire investment in such warrant or right.

(37) When-Issued and Delayed-Delivery Securities

The Funds may purchase securities on a when-issued or delayed-delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued or delayed-delivery security may be valued below the amount of its purchase price.

In connection with these transactions, a Fund will earmark or maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued or delayed-delivery security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued and delayed-delivery transactions may allow a Fund to hedge against changes in interest rates.

(38) Zero Coupon Securities

The Funds may invest in zero coupon securities. “Zero coupon” securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

A Fund is required to accrue and distribute imputed income from zero coupon securities on a current basis, even though it does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

Diversification Requirements for the Funds

Each Fund intends to meet the diversification requirements of the 1940 Act as in effect from time to time. Currently under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. A fund that is non-diversified can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Funds. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Fundamental Investment Restrictions of AMG GW&K U.S. Small Cap Growth Fund

(1) The Fund may not purchase or sell real estate (but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases.

(2) The Fund may not purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund.

(3) The Fund may not act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

(4) As to 75% of the total assets of the Fund, the Fund may not purchase the securities of any one issuer (other than securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer.

(5) The Fund may borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(6) The Fund may not invest more than 5% of its total assets in securities of companies less than three years old. Such three-year periods shall include the operation of any predecessor trust or companies.

(7) The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options thereon in accordance with the Fund’s investment objectives and policies.

(8) The Fund may not make investments in securities for the purpose of exercising control.

(9) The Fund may not purchase the securities of any one issuer if, immediately after such purchase, a Fund would own more than 10% of the outstanding voting securities of such issuer.

(10) The Fund may not sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

(11) The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(12) The Fund may not invest in puts, calls, straddles or combinations thereof, except to the extent disclosed in the SAI.

With respect to limitation (7) above, such limitation should not be deemed to prohibit investments in forwards, swaps or other instruments that were not deemed “commodity interests” prior to July 21, 2010.

Fundamental Investment Restrictions of AMG Managers Fairpointe ESG Equity Fund

The Fund may not (except as noted):

(1) Purchase or sell real estate (but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate).

(2) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund.

(3) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

(4) Make investments in securities for the purpose of exercising control.

(5) Issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

(6) Make loans, except as permitted by the 1940 Act, rules and regulations thereunder and any applicable exemptive relief.

(7) As to 75% of the total assets of the Fund, (i) purchase the securities of any one issuer (other than cash, other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer; or (ii) purchase more than 10% of the outstanding voting securities of such issuer.

(8) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts or other financial instruments is not considered to be the purchase or sale of a security on margin.

(9) Borrow money, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.

(10) Purchase physical commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options, foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

Non-Fundamental Investment Restrictions

The following restrictions are designated as non-fundamental with respect to the Funds and may be changed by the Trust’s Board of Trustees without shareholder approval.

(1) Except as otherwise provided in a Fund’s Prospectus or in this SAI, a Fund will only purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 20% of that Fund’s total assets.

(2) Except as otherwise provided in a Fund’s Prospectus or in this SAI, a Fund will only purchase put options to the extent that the premiums paid on all outstanding put options do not exceed 20% of that Fund’s total assets.

(3) Except as otherwise provided in a Fund’s Prospectus or in this SAI, with regard to the writing of put options, a Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

(4) Each Fund will limit investments in securities of issuers which a Fund is restricted from selling to the public without registration under the 1933 Act to no more than 5% of a Fund’s total assets, excluding restricted securities eligible for resale pursuant to Rule 144A or Regulation S under the 1933 Act, that have been deemed to be liquid pursuant to guidelines adopted by the Board. Securities of foreign issuers that are restricted as to resale in the U.S., but are freely tradable in their local market, are not subject to this restriction.

Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (including the Investment Manager) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Investment Manager, the Subadviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Funds may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Investment Manager has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Funds rely on third-party service providers for many of their day-to-day operations, and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Portfolio Turnover

Generally, the Funds purchase securities for investment purposes and not for short-term trading profits. However, each Fund may sell securities without regard to the length of time that the security is held in the portfolio when the Fund believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. A higher degree of portfolio activity may increase brokerage costs to a Fund and may increase shareholders’ tax liability.

The portfolio turnover rates for the U.S. Small Cap Growth Fund and ESG Equity Fund for the fiscal years ended October 31, 2016 and October 31, 2017, were as follows:

[To be updated by amendment]

U.S. Small Cap Growth Fund

Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2016	106%
October 31, 2017	[●]	%

ESG Equity Fund

Fiscal Year Ended	Portfolio Turnover Rate
October 31, 2016	31%
October 31, 2017	[●]	%

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of a Fund’s shareholders. Each Fund will disclose its portfolio holdings on a monthly basis on or about the 10th business day of the following month by posting this information on the Fund’s

Website. The Chief Compliance Officer of the Trust may designate an earlier or later date for public disclosure of a Fund’s portfolio holdings. In addition, (i) each Fund may disclose the top 10 portfolio holdings at any time following the disclosure of portfolio holdings and (ii) each Fund may disclose statistical information regarding such Fund’s portfolio allocation characteristics on or about 10 business days after each quarter-end, or may disclose such information if it is derived from publicly available portfolio holdings, in each case by posting the information on the Fund’s Website. Non-public portfolio holdings may also be disclosed by a Fund or its duly authorized service providers to certain third parties, including mutual fund evaluation services, rating agencies, lenders or providers of borrowing facilities, if (i) the Chief Compliance Officer of the Trust has made a determination that the disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Funds; and (ii) the recipient has been informed in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. The Board of Trustees receives reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer or his designee is responsible for monitoring compliance with these procedures, including requesting information from service providers.

The Trust has arrangements with the persons indicated below to make available information about a Fund’s portfolio securities. The Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with the release of information relating to a Fund’s portfolio holdings.

The Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Funds: the Subadviser; the independent registered public accounting firm ([●]); the Custodian (The Bank of New York Mellon); financial printer (R.R. Donnelley); counsel to the Funds (Ropes & Gray LLP) or counsel to the independent trustees of the Funds (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadviser and the Custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm and financial printer on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants and fair valuation services: Lipper, Inc., Morningstar, Inc., ICE Data Services, FactSet, Bloomberg, Wilshire Associates, Vestar Capital Partners, Veritas Document Solutions, LLC and The Bank of New York Mellon. The Funds may disclose non-public current portfolio holdings information to ICE Data Services on a daily basis for valuation purposes, to FactSet and Bloomberg on a daily basis for portfolio holdings analysis, to Wilshire Associates on the 7th business day of every month for consulting services, portfolio holdings and performance analysis, to Vestar Capital Partners on a monthly basis for proxy voting purposes, to Veritas Document Solutions, LLC on a quarterly basis for services related to Fund marketing materials and to The Bank of New York Mellon on a monthly basis for class action processing purposes. The Funds also provide current portfolio holdings information to Lipper, Inc., Morningstar, Inc. and various institutional investment consultants and other related firms, but only after such information has already been disclosed to the general public.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Each Trustee serves during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor in accordance with the Trust’s organizational documents and the Board’s policy that a Trustee retire at the end of the calendar year in which the Trustee reaches the age of 75. The Chairman of the Board, the President, the Treasurer and the Secretary and such other Officers as the Trustees may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each Officer holds office at the pleasure of the Trustees.

Independent Trustees

The Trustees in the following table are not “interested persons” of the Trust within the meaning of the 1940 Act (“Independent Trustees”). Eric Rakowski serves as the Independent Chairman of the Board of Trustees.

[To be updated by amendment]

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Bruce B. Bingham Age: 69	Trustee since 2014	Partner, Hamilton Partners (real estate development firm) (1987-Present)	[61]	Director of The Yacktman Funds, Inc. (2 portfolios) (2000-2012)	Significant experience as a board member of mutual funds; business experience as a partner of a real estate development and investment firm; familiar with financial statements.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Edward J. Kaier Age: 72	Trustee since 2010; Chairman of the Audit Committee	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	[61]	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)	Significant experience as a board member of mutual funds; practicing attorney; continuing service as Chairman of the Trust’s Audit Committee.

Kurt A. Keilhacker Age: 54	Trustee since 2014	Managing Member, TechFund Europe (2000-Present); Managing Member, TechFund Capital (1997-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016)	[63]	None	Significant board experience, including as a board member of private companies; significant experience as a managing member of private companies; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Steven J. Paggioli Age: 67	Trustee since 2010	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	[61]	Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008-Present)	Significant board experience, including as a board member of mutual funds; significant executive experience with several financial services firms; former service with financial service regulator; Audit Committee financial expert.

Richard F. Powers III Age: 72	Trustee since 2014	Adjunct Professor, U.S. Naval War College (2016); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003)	[61]	None	Significant experience as a director of a public company; significant executive experience with several financial services firms; significant experience as President and Chief Executive Officer of a mutual fund complex.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Eric Rakowski Age: 59	Trustee since 2010; Independent Chairman; Chairman of the Governance Committee	Professor, University of California at Berkeley School of Law (1990-Present)	[63]	Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)	Significant experience as a board member of mutual funds; former practicing attorney; currently professor of law.

Victoria L. Sassine Age: 52	Trustee since 2014	Lecturer, Babson College (2007-Present)	[63]	None	Currently professor of finance; significant business and finance experience in strategic financial and operation management positions in a variety of industries; accounting experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant (inactive).

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Thomas R. Schneeweis Age: 70	Trustee since 2010	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013)	[61]	None	Significant experience as a board member of mutual funds; formerly professor of finance; significant executive experience with several investment partnerships.

Interested Trustee

Ms. Carsman is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

[To be updated by amendment]

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Christine C. Carsman Age: 65	Trustee since 2014	Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Chair of the Board of Directors, AMG Funds plc (2015-Present); Director, AMG Funds plc (2010-Present); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)	[63]	Director of Harding, Loevner Funds, Inc. (9 portfolios)	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of the Trust, including as Chief Legal Officer.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Investment Manager, and also may benefit from information provided by the Trust’s and the Investment Manager’s legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

Officers

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Jeffrey T. Cerutti Age: 50	Chief Executive Officer, President and Principal Executive Officer since 2015	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2016-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV (2015-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010)

Keitha L. Kinne Age: 59	Chief Operating Officer since 2016	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)

Thomas G. Disbrow Age: 51	Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer since 2017	Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015)

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Mark J. Duggan Age: 53	Secretary and Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015)

Gerald F. Dillenburg Age: 51	Chief Compliance Officer since 1996 and Sarbanes Oxley Code of Ethics Compliance Officer since 2016	Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, AMG Funds IV (1996-2010); Secretary, AMG Funds IV (1996-2015); Chief Financial Officer, AMG Funds IV (1997-2010); Chief Operating Officer, AMG Funds IV (2003-2016)

Christopher R. Townsend Age: 50	Controller since 2017	Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Chief Financial Officer, Treasurer, Principal Financial Officer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015)

John A. Starace Age: 47	Deputy Treasurer since 2017	Director; Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Maureen A. Meredith Age: 32	Assistant Secretary since 2016	Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011)

Patrick J. Spellman Age: 43	Anti-Money Laundering Compliance Officer since 2016	Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011)

Trustee Share Ownership

[To be updated by amendment]

Name of Trustee	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2017	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies Beneficially Owned as of December 31, 2017
Independent Trustees:

Bruce B. Bingham	[●]	[●]
Edward J. Kaier	[●]	[●]
Kurt A. Keilhacker	[●]	[●]
Steven J. Paggioli	[●]	[●]
Richard F. Powers III	[●]	[●]
Eric Rakowski	[●]	[●]
Victoria L. Sassine	[●]	[●]
Thomas R. Schneeweis	[●]	[●]

Interested Trustee:

Christine C. Carsman	[●]	[●]

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board of Trustees of AMG Funds IV (the “Board”) and the Board’s oversight of the Funds’ risk management process. The Board consists of nine Trustees, eight of whom are Independent Trustees. An Independent Trustee serves as Chairman of the Board. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below), each comprised of all of the Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Trust is oversight, including oversight of the Funds’ risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Funds and the Funds’ Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Funds’ Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Trustees and the Independent Trustees’ independent legal counsel, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

AMG Funds IV has retained AMG Funds LLC as the Funds’ investment adviser and administrator. The Investment Manager is responsible for the Funds’ overall administration and operations, including management of the risks that arise from the Funds’ investments and operations. Employees of the Investment Manager serve as several of the Funds’ officers, including the Funds’ President. The Board provides oversight of the services provided by the Investment Manager and the Funds’ officers, including their risk management activities. On an annual basis, the Funds’ Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Funds, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board receives periodic reports from the Funds’ Chief Legal Officer on the Investment Manager’s risk management activities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding the compliance of the Funds with federal and state securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board receives periodic reports from the portfolio managers of the Funds’ Subadvisers and the Investment Manager’s investment research team regarding the management of the Funds, including their investment risks. The Board also receives periodic reports from the Funds’ Chief Financial Officer, Chief Operating Officer, and other senior personnel of the Investment Manager regarding the Investment Manager’s general business operations.

Board Committees

As described below, the Board of Trustees has two standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Edward J. Kaier serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee: (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Funds’ financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audits of the Funds, and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or recordkeeping issues of which the Audit Committee is aware that may affect the Trust, the Trust’s financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Board’s pricing oversight committee from time to time. The Audit Committee met two times during the fiscal year ended October 31, 2017.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. Eric Rakowski serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) individuals to be appointed or nominated for election as Independent Trustees; (ii) the designation and responsibilities of the chairperson of the Board (who shall be an Independent Trustee) and Board committees, such other officers of the Board, if any, as the Governance Committee deems appropriate, and officers of the Funds; (iii) the compensation to be paid to Independent Trustees; and (iv) other matters the Governance Committee deems necessary or appropriate. The Governance Committee is also empowered to: (i) set any desired standards or qualifications for service as a Trustee; (ii) conduct self-evaluations of the performance of the Trustees and help facilitate the Board’s evaluation of the performance of the Board at least annually; (iii) oversee the selection of independent legal counsel to the Independent Trustees and review reports from independent legal counsel regarding potential conflicts of interest; and (iv) consider and evaluate any other matter the Governance Committee deems necessary or appropriate. It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Funds) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Funds, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. The Governance Committee met two times during the fiscal year ended October 31, 2017.

Trustees’ Compensation

For their services as Trustees of the Trust and other funds within the AMG Fund Complex for the fiscal year ended October 31, 2017, the Trustees were compensated as follows:

[To be updated by amendment]

Compensation Table:

Name of Trustee	Aggregate Compensation from the Funds (a)		Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:
Bruce B. Bingham	$	[●]	$	[●]
Edward J. Kaier (c)	$	[●]	$	[●]
Kurt A. Keilhacker	$	[●]	$	[●]
Steven J. Paggioli	$	[●]	$	[●]
Richard F. Powers III	$	[●]	$	[●]
Eric Rakowski (d)	$	[●]	$	[●]
Victoria L. Sassine	$	[●]	$	[●]
Thomas R. Schneeweis	$	[●]	$	[●]

Interested Trustee:
Christine C. Carsman		None		None

(a)	Compensation is calculated for the fiscal year ended October 31, 2017. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation paid during the 12-month period ended October 31, 2017 for services as a Trustee of the AMG Fund Complex. As of October 31, 2017, each of Messrs. Bingham, Kaier, Paggioli, Powers and Schneeweis served as a trustee to [●] funds in the AMG Fund Complex; and each of Messrs. Keilhacker and Rakowski and Mses. Sassine and Carsman served as a trustee or director to [●] funds in the AMG Fund Complex.
(c)	Mr. Kaier received an additional $25,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.
(d)	Mr. Rakowski received an additional $55,000 annually for serving as the Independent Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

[To be updated by amendment]

[As of [●], the following persons and/or entities owned beneficially or of record 5% or more of the outstanding shares of each class of each Fund.

U.S. Small Cap Growth Fund

Class I

Name and Address	Percentage Ownership
	[●	]%

Class N

Name and Address	Percentage Ownership
	[●	]%

Class Z

Name and Address	Percentage Ownership
	[●	]%

ESG Equity Fund

Class I

Name and Address	Percentage Ownership
	[●	]%

Class N

Name and Address	Percentage Ownership
	[●	]%

[* Denotes entities that owned 25% or more of the outstanding shares of beneficial interest of the Fund as of [●], 2018, and therefore may be presumed to “control” the Fund under the 1940 Act. Except for these entities, the Trust did not know of any person or entity who, as of [●], 2018, “controlled” (within the meaning of the 1940 Act) the Fund. A person or entity that “controls” the Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.]

Management Ownership

[To be updated by amendment]

[As of [●], 2018, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each class of each Fund.]

MANAGEMENT OF THE FUNDS

Investment Manager and Subadvisers

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Investment Manager serves as investment manager to each Fund. The Investment Manager also serves as administrator of the Funds and carries out the daily administration of the Trust and the Funds. The Investment Manager’s principal address is 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830. The Investment Manager is a subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 777 South Flagler Drive, West Palm Beach, Florida 33401. AMG (NYSE: AMG) is a global asset management company with equity investments in leading boutique investment management firms. AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as distributor of the Funds. The Distributor’s principal address is 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

Effective as of October 1, 2016, Aston, the former investment adviser to the Funds and an indirect, wholly owned subsidiary of AMG, merged with and into the Investment Manager, with the Investment Manager becoming the investment manager to the Funds.

The assets of each Fund are managed by a Subadviser selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager recommends Subadvisers for the Funds to the Trustees based upon continuing quantitative and qualitative evaluation of each Subadviser’s skills in managing assets subject to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a Subadviser, and the Investment Manager does not expect to make frequent changes of Subadvisers. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Subadvisers for individuals and institutional investors.

For its investment management services, the Investment Manager receives an investment management fee from each Fund. The Investment Manager uses a portion of the investment management fees it receives from each Fund to pay the subadvisory fees of the Subadviser that manages the assets of the Fund. Because GW&K Investment Management, LLC (“GW&K”) is an affiliate of the Investment Manager, the Investment Manager indirectly benefits from the compensation received by this Subadviser.

The Subadviser has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with each Fund’s investment objective(s), policies and restrictions. Generally, the services that the Subadviser provides to the Funds are limited to asset management and related recordkeeping services.

The Subadviser or an affiliated broker-dealer may execute portfolio transactions for the Funds and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate of the Funds’ Subadviser participates. For underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase in the underwritings.

The Subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts which are unrelated in any manner to the Funds or the Investment Manager and its affiliates.

Investment Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Funds pursuant to an investment management agreement with the Trust (the “Investment Management Agreement”). The Investment Management Agreement permits the Investment Manager to engage, from time to time, one or more Subadvisers to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into Subadvisory Agreements with the Funds’ Subadvisers (each a “Subadvisory Agreement” and collectively the “Subadvisory Agreements”).

Effective as of October 1, 2016, in connection with the merger of Aston with and into the Investment Manager, the Investment Manager, as Aston’s legal successor, replaced Aston as a party to the Investment Management Agreement and each Subadvisory Agreement.

Under the Investment Management Agreement, the Investment Manager is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the performance of the Investment Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The Investment Management Agreement between the Trust and the Investment Manager may be terminated with respect to a Fund by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, upon 60 days’ written notice to the Investment Manager. The Investment Manager may also terminate its advisory relationship with respect to a Fund upon 60 days’ written notice to the Trust. The Investment Management Agreement terminates automatically in the event of its assignment.

The Investment Management Agreement provides that the Investment Manager is specifically responsible for the following advisory services:

•	manage the investment and reinvestment of the assets of the Funds,

•	continuously review, supervise and administer the investment program of the Funds,

•	determine in its discretion, the assets to be held uninvested,

•	provide the Trust with records concerning the Investment Manager’s activities which are required to be maintained by the Trust, and

•	render regular reports to the Trust’s officers and Board concerning the Investment Manager’s discharge of the foregoing responsibilities.

The Investment Manager shall discharge the foregoing responsibilities subject to the oversight of the Trust’s officers and the Board and in compliance with the objectives, policies and limitations set forth in the Trust’s then effective prospectus and SAI.

With respect to each Fund, the Investment Management Agreement provides for an initial term of two years and thereafter continues in effect for the Fund from year to year, so long as its continuation is approved at least annually (a) by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund or (b) by the shareholders of the Fund or the Board.

The Investment Management Agreement with the Investment Manager also provides that the Investment Manager shall have the authority, subject to applicable provisions of the 1940 Act and the regulations thereunder, to select one or more Subadvisers to provide day-to-day portfolio management with respect to all or a portion of the assets of any of the Funds and to allocate and reallocate the assets of a Fund between and among any Subadvisers so selected pursuant to a “manager-of-managers” structure.

Under the Subadvisory Agreement between the Investment Manager and the Subadviser for each Fund, each Subadviser manages a portfolio of the Fund, selects investments and places all orders for purchases and sales of that Fund’s securities, subject to the general oversight of the Board and the Investment Manager. In addition, except as may otherwise be prohibited by law or regulation, a Subadviser may, in its discretion and from time to time, waive a portion of its fee.

Each Subadvisory Agreement provides that neither a Subadviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to a Fund or the Investment Manager for any error of judgment, mistake of law, or any loss arising out of any investment, or for any other act or omission in the performance by the Subadviser of its duties under the Subadvisory Agreement except for liability resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Subadvisory Agreement. Each Subadvisory Agreement continues for an initial term of two years and is subject to the same requirements for renewal as the Investment Management Agreement, except for the Subadvisory Agreement with GW&K with respect to the U.S. Small Cap Growth Fund, which Subadvisory Agreement continues for the same term as the Investment Management Agreement and is subject to the same requirements for renewal.

For the services provided pursuant to each Subadvisory Agreement, the Investment Manager pays each Subadviser a fee computed daily and payable monthly.

Under the Subadvisory Agreements, each Subadviser manages all of a Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objective(s), policies, and investment restrictions. The Subadvisers provide these services subject to the general supervision of the Investment Manager and the Trust’s Board of Trustees. The provision of investment advisory services by a Subadviser to its Fund will not be exclusive under the terms of the Subadvisory Agreements, and the Subadviser will be free to and expects to render investment advisory services to others.

In performing the functions set forth above and supervising the Subadvisers, the Investment Manager:

•	performs periodic detailed analysis and reviews of the performance by each Subadviser of its obligations to a Fund, including without limitation analysis and review of portfolio and other compliance matters and a review of each Subadviser’s investment performance in respect of a Fund;

•	prepares and presents periodic reports to the Board regarding the investment performance of each Subadviser and other information regarding each Subadviser, at such times and in such forms as the Board may reasonably request;

•	reviews and considers any changes in the personnel of each Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board;

•	reviews and considers any changes in the ownership or senior management of each Subadviser and makes appropriate reports to the Board;

•	performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of each Subadviser;

•	assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement with a Subadviser and annual consideration of each Subadvisory Agreement thereafter;

•	prepares recommendations with respect to the continued retention of any Subadviser or the replacement of any Subadviser, including at the request of the Board;

•	identifies potential successors to or replacements of any Subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board;

•	designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and

•	performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law.

Each Fund pays all expenses not borne by the Investment Manager or Subadvisers including, but not limited to, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, administrators, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund except as otherwise determined by the Trustees; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Trust who are not officers, employees or directors of the Investment Manager or its affiliates, if any; and the Trust’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and its officers, Trustees and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto.

The Trust may rely on an exemptive order from the SEC that permits the Investment Manager, subject to certain conditions and oversight by the Board of Trustees, to enter into subadvisory agreements with unaffiliated subadvisers approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions (including a 90-day notification requirement discussed below) and approval by the Board of Trustees but without shareholder approval, to hire new unaffiliated subadvisers for the Funds, change the terms of a subadvisory agreement for an unaffiliated subadviser, or continue the employment of an unaffiliated subadviser after events that under the 1940 Act and the subadvisory agreement would be deemed to be an automatic termination of the subadvisory agreement provided that the Investment Manager provides notification to shareholders within 90 days of the hiring of an unaffiliated subadviser. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. The Investment Manager may not change a subadviser to the Funds without approval of the Board of Trustees and, to the extent required by the 1940 Act, shareholder approval. Affiliated subadvisers selected by the Investment Manager are subject to shareholder approval.

Compensation of the Investment Manager and each Subadviser

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, at the annual rates included in the table below, which is computed daily as a percentage of the value of the average daily net assets of the applicable Fund and may be paid monthly.

Fund	Investment Management Fee
U.S. Small Cap Growth Fund	0.70%
ESG Equity Fund	0.70%

As compensation for the investment management services rendered and related expenses under the Subadvisory Agreements, the Investment Manager has agreed to pay each Subadviser a portion of the investment management fee (net of all mutually agreed-upon fee waivers and reimbursements) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadviser manages. The fee paid to each Subadviser is paid out of the fee the Investment Manager receives from a Fund and does not increase a Fund’s expenses.

Investment Management Fees Paid by the Funds. Investment management fees paid to the Investment Manager (or its predecessor) by the U.S. Small Cap Growth Fund for the fiscal years ended October 31, 2015, October 31, 2016 and October 31, 2017 and the ESG Equity Fund for the period from December 24, 2014 (the date the Fund commenced operations) through October 31, 2015 and the fiscal years ended October 31, 2016 and October 31, 2017 are as follows. The Investment Manager may voluntarily agree to waive or reimburse a portion of its management fee from time to time. Any voluntary waiver or reimbursement by the Investment Manager may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager. Each Fund’s management fee rate was reduced by 0.10% at each breakpoint level effective as of October 1, 2016. In addition, the management fee rate of the U.S. Small Cap Growth Fund was further reduced by 0.10% effective as of February 27, 2017. The amounts shown reflect, in part, each Fund’s previous investment management fee.

[To be updated by amendment]

Fund	Total			Waived/Reimbursed*			Net
U.S. Small Cap Growth Fund

Fiscal Year Ended October 31, 2017	$	[●	]	$	[●	]	$	[●	]
Fiscal Year Ended October 31, 2016		$1,283,334			$0			$1,283,334
Fiscal Year Ended October 31, 2015		$6,312,433			$0			$6,312,433

ESG Equity Fund
Fiscal Year Ended October 31, 2017	$	[●	]	$	[●	]	$	[●	]
Fiscal Year Ended October 31, 2016		$51,946			$0			$51,946
Period Ended October 31, 2015		$39,167			$0			$39,167

*	As further described under “Purchase, Redemption and Pricing of Shares—Exchange of Shares” below, an investor may exchange shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan U.S. Government Money Market Fund (the “JPMorgan Fund”). The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment adviser, respectively, that provide for a cash payment to the Investment Manager that compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services. The Investment Manager has voluntarily agreed to waive or reimburse a portion of its management fee in the amount of the cash payments it receives under these agreements, amounts which are reflected in the table as amounts waived/reimbursed. Any such voluntary waiver or reimbursement is not recoverable by the Investment Manager from a Fund under the expense limitations described under “Expense Limitations” below. See “Purchase, Redemption and Pricing of Shares—Exchange of Shares” below for more information on the JPMorgan Fund and the Service Agreement and Supplemental Payment Agreement.

Subadvisory Fees Paid by the Investment Manager. Fees paid by the Investment Manager (or its predecessor) to the Subadvisers for subadvisory services with respect to the U.S. Small Cap Growth Fund for the fiscal years ended October 31, 2015, October 31, 2016 and October 31, 2017 and the ESG Equity Fund for the period from December 24, 2014 (the date the Fund commenced operations) through October 31, 2015 and the fiscal years ended October 31, 2016 and October 31, 2017, are as follows. A Subadviser may voluntarily agree to waive or reimburse a portion of its subadvisory fee from time to time. Any voluntary waiver or reimbursement by any Subadviser may be terminated or reduced in amount at any time and solely in the discretion of the Subadviser concerned.

[To be updated by amendment]

	U.S. Small Cap Growth Fund
Fiscal Year Ended October 31, 2017	$	[●	]
Fiscal Year Ended October 31, 2016		$582,399
Fiscal Year Ended October 31, 2015		$3,139,888

	ESG Equity Fund
Fiscal Year Ended October 31, 2017	$	[●	]
Fiscal Year Ended October 31, 2016		$0	*
Period Ended October 31, 2015		$0	*

*	The calculation of the subadvisory fee resulted in a negative amount and therefore no subadvisory fee was payable for the fiscal year.

Expense Limitations

From time to time, the Investment Manager may agree to limit a Fund’s expenses by agreeing to waive all or a portion of the investment management fee and certain other fees it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount (i.e., an “expense limitation”). The Investment Manager may waive all or a portion of its fees and/or reimburse Fund expenses for a number of reasons, such as passing on to a Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Investment Manager or Subadviser of all or a portion of the fees it would otherwise be entitled to receive from a Fund, or attempting to make a Fund’s performance more competitive as compared to similar funds. The effect of any contractual expense limitations in effect at the date of this SAI is reflected in the tables below and in the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of each Fund’s Prospectus. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to a Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses (exclusive of the items noted in each Fund’s Prospectus) to exceed its contractual expense limitation amount. In general, contractual expense limitations are only terminated at the end of a term, and shareholders will generally be notified of any change on or about the time that it becomes effective.

All fees waived and/or expenses reimbursed to (or repayments by) the U.S. Small Cap Growth Fund for the fiscal years ended October 31, 2015, October 31, 2016 and October 31, 2017 and the ESG Equity Fund for the period from December 24, 2014 (the date the Fund commenced operations) through October 31, 2015 and the fiscal years ended October 31, 2016 and October 31, 2017 are set forth in the table below. These amounts include fees waived and/or expenses reimbursed to (or repayments by) the Funds pursuant to expense reimbursement agreements between the Funds and the Investment Manager that were in place prior to November 1, 2017.

[To be updated by amendment]

	U.S. Small Cap Growth Fund
Fiscal Year Ended October 31, 2017	$	[●	]
Fiscal Year Ended October 31, 2016		$38,534
Fiscal Year Ended October 31, 2015		$0

	ESG Equity Fund
Fiscal Year Ended October 31, 2017	$	[●	]
Fiscal Year Ended October 31, 2016		$103,052
Period Ended October 31, 2015		$128,683

The amounts set forth in the table above include fees waived and/or expenses reimbursed by Aston prior to the merger of Aston with and into the Investment Manager, including amounts waived and/or reimbursed pursuant to expense reimbursement agreements between the Funds and Aston that were in place prior to the October 1, 2016 merger of Aston with and into the Investment Manager. In connection with the merger, all obligations of the Funds and Aston existing under such agreements at the time of the merger, including any obligations of the Funds to reimburse Aston for fees waived or expenses reimbursed, were expressly assumed by the Funds and the Investment Manager, respectively, under the Amended and Restated Expense Reimbursement Agreement.

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to an administration agreement between the Trust and the Investment Manager. For more information about the administration agreement, see “Administrative Services” below.

Portfolio Managers of the Funds

Unless indicated otherwise, all information below is as of October 31, 2017.

[To be updated by amendment]

AMG GW&K U.S. Small Cap Growth Fund

GW&K Investment Management, LLC (“GW&K”)

GW&K has served as Subadviser to the U.S. Small Cap Growth Fund since February 1, 2016. AMG has a majority ownership and controlling interest in GW&K that it acquired from The Bank of New York Mellon (“BNY”) on October 1, 2008. As of [●], GW&K’s assets under management were approximately $[●] billion.

Daniel L. Miller, CFA, and Joseph C. Craigen, CFA, serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the U.S. Small Cap Growth Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Daniel L. Miller, CFA

Type of Account	Number Of Accounts Managed		Total Assets Managed ($millions)			Number of Accounts Managed For Which Advisory Fee is Performance Based		Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	[●	]	$	[●	]	[●	]	$	[●	]
Other Pooled Investment Vehicles	[●	]	$	[●	]	[●	]	$	[●	]
Other Accounts	[●	]	$	[●	]	[●	]	$	[●	]

Portfolio Manager: Joseph C. Craigen, CFA

Type of Account	Number Of Accounts Managed		Total Assets Managed ($millions)			Number of Accounts Managed For Which Advisory Fee is Performance Based		Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	[●	]	$	[●	]	[●	]	$	[●	]
Other Pooled Investment Vehicles	[●	]	$	[●	]	[●	]	$	[●	]
Other Accounts	[●	]	$	[●	]	[●	]	$	[●	]

Potential Material Conflicts of Interest

GW&K’s portfolio managers simultaneously manage multiple types of portfolios, including separate accounts, wrap fee programs and sub advised mutual funds, according to the same or a similar investment strategy as the applicable Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by a Fund, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio managers (see “Portfolio Manager Compensation” below) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

While GW&K has policies and procedures to help ensure accounts are treated fairly and equitably over time not all accounts within a strategy will be managed the same at all times. Different client guidelines and/or differences within the investment strategies may lead to the use of different investment practices for accounts within the same or similar investment strategy.

Portfolio Manager Compensation

Portfolio manager compensation is a formula that balances investment management results and growth of the product. Compensation is comprised of a fixed base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:

•	Performance (of strategies managed by the portfolio manager based on composite returns) Relative to Peers

•	Risk-Adjusted Performance (of strategies managed by the portfolio manager based on composite returns) Relative to applicable Benchmarks

•	Discretionary

The bonus is not based specifically on the performance of the Fund nor is it based specifically on the assets held by the Fund.

Portfolio Managers’ Ownership of Fund Shares

U.S. Small Cap Growth Fund:

Mr. Miller:    [●]

Mr. Craigen: [●]

AMG Managers Fairpointe ESG Equity Fund

Fairpointe Capital LLC (“Fairpointe”)

Fairpointe has served as Subadviser to the ESG Equity Fund since the Fund’s inception. Fairpointe was founded in 2011 and is 100% employee-owned. The firm provides investment advisory services to institutions and individuals. As of [●], Fairpointe’s assets under management totaled approximately $[●] billion.

Thyra E. Zerhusen, Mary L. Pierson and Brian M. Washkowiak serve as portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Thyra E. Zerhusen

Type of Account	Number Of Accounts Managed		Total Assets Managed ($millions)			Number of Accounts Managed For Which Advisory Fee is Performance Based		Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	[●	]	$	[●	]	[●	]	$	[●	]
Other Pooled Investment Vehicles	[●	]	$	[●	]	[●	]	$	[●	]
Other Accounts	[●	]	$	[●	]	[●	]	$	[●	]

Portfolio Manager: Mary L. Pierson

Type of Account	Number Of Accounts Managed		Total Assets Managed ($millions)			Number of Accounts Managed For Which Advisory Fee is Performance Based		Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	[●	]	$	[●	]	[●	]	$	[●	]
Other Pooled Investment Vehicles	[●	]	$	[●	]	[●	]	$	[●	]
Other Accounts	[●	]	$	[●	]	[●	]	$	[●	]

Portfolio Manager: Brian M. Washkowiak

Type of Account	Number Of Accounts Managed		Total Assets Managed ($millions)			Number of Accounts Managed For Which Advisory Fee is Performance Based		Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	[●	]	$	[●	]	[●	]	$	[●	]
Other Pooled Investment Vehicles	[●	]	$	[●	]	[●	]	$	[●	]
Other Accounts	[●	]	$	[●	]	[●	]	$	[●	]

Potential Material Conflicts of Interest

The portfolio managers manage multiple accounts, including the Funds. The portfolio managers make investment decisions for each account based on the investment objectives, policies and other relevant investment considerations that the portfolio managers believe are applicable to each account. Such actions may be taken for one account and not another and may result in varying holding and performance among clients. Fairpointe has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Portfolio Manager Compensation

Ms. Zerhusen, Ms. Pierson and Mr. Washkowiak each receive a fixed base salary. Equity owners participate in the profits of Fairpointe in accordance with their respective ownership percentages.

Portfolio Managers’ Ownership of Fund Shares

ESG Equity Fund

Ms. Zerhusen: $[●]

Ms. Pierson: $[●]

Mr. Washkowiak: $[●]

Proxy Voting Policies and Procedures

Proxies for each Fund’s portfolio securities are voted in accordance with the proxy voting policies and procedures of the Subadviser responsible for managing the portion of the Fund’s assets that includes the security with respect to which a proxy is solicited, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors. The proxy voting policies and procedures (or summaries thereof) for GW&K and Fairpointe are attached to this SAI as Appendix B and C, respectively. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available: (i) without charge, upon request, by calling (800) 835-3879; and (ii) on the SEC’s website at http://www.sec.gov.

Codes of Ethics

The Trust, the Investment Manager, the Distributor and the Subadvisers have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services

Effective October 1, 2016, the Investment Manager entered into an Amended and Restated Administration Agreement (the “Fund Administration Agreement”) with the Trust on behalf of each Fund. Under the Fund Administration Agreement, the Investment Manager also serves as administrator of each Fund and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating Fund share purchases and redemptions, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for the Funds. Effective October 1, 2016, for these services, each Fund pays the Investment Manager 0.15% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Investment Manager upon at least 60 days’ prior written notice to the Trust, and by the Trust upon at least 60 days’ prior written notice to the Investment Manager.

Fees paid under the Fund Administration Agreement for administrative services by the Funds for the period October 1, 2016 through October 31, 2016 and the fiscal year ended October 31, 2017 are as follows:

[To be updated by amendment]

	U.S. Small Cap Growth Fund
Fiscal Year Ended October 31, 2017	$	[●	]
Period Ended October 31, 2016		$12,276

	ESG Equity Fund
Fiscal Year Ended October 31, 2017	$	[●	]
Period Ended October 31, 2016		$2,267

Prior to October 1, 2016, Aston served as administrator to the Funds under an administration agreement with the Trust on behalf of each Fund (the “Prior Administration Agreement”). Pursuant to the Prior Administration Agreement, as compensation for providing certain administrative services to the Funds, Aston received an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust.

Percentage	Average Daily Net Assets (Aggregate Funds)
0.0437%	Up to $7.4 billion
0.0412%	Over $7.4 billion

Aston also received a monthly base fee in the amount of $1,000 from each Fund.

Fees paid to Aston under the Prior Administration Agreement for administrative services by the U.S. Small Cap Growth Fund for the fiscal year ended October 31, 2015 and the period from November 1, 2015 through September 30, 2016 and the ESG Equity Fund for the period from December 24, 2014 (the date the Fund commenced operations) through October 31, 2015 and the period from November 1, 2015 through September 30, 2016, are as follows:

U.S. Small Cap Growth Fund
Period Ended September 30, 2016	$69,101
Fiscal Year Ended October 31, 2015	$329,869

ESG Equity Fund
Period Ended September 30, 2016	$13,492
Period Ended October 31, 2015	$13,900

Distribution Arrangements

Under a Distribution Agreement between the Trust and the Distributor (the “Distribution Agreement”), the Distributor serves as the principal distributor and underwriter for the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangements discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of each Fund’s Prospectus for sales purposes and any advertising or sales literature. Any costs and expenses not allocated to the Distributor shall be borne by the Investment Manager or an affiliate of the Investment Manager as agreed-upon between the Distributor and the Investment Manager from time to time. The Distributor is not obligated to sell any specific amount of shares of the Funds.

The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement remains in effect for one year from the date of its execution and thereafter from year to year, provided that each such continuance is specifically approved at least annually (i) by vote of the Trustees of the Trust and (ii) by vote of a majority of the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement or any plan adopted by the Trust under Rule 12b-1 under the 1940 Act, cast in person at a meeting called for the purpose of voting on the Distribution Agreement.

For sales of Fund shares, the Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of a Fund. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made pursuant to the Rule 12b-1 distribution and services plan described below and possibly supplemented by payments by the Distributor or its affiliates out of their own assets, or, in the case of such shares that are not subject to a Rule 12b-1 distribution and services plan, only by the Distributor or its affiliates out of their own assets.

The Distributor’s principal address is 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

Prior to October 1, 2016, the Funds had a different principal distributor and underwriter.

Rule 12b-1 Distribution and Services Plan. The Board has adopted a distribution and services plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges, which permit the Class N shares of each Fund to pay certain expenses associated with the distribution of Fund shares and the provision of services to shareholder accounts. All shares and classes of the Funds are sold without a front end or contingent deferred sales load and Class I shares of each Fund and Class Z shares of the U.S. Small Cap Growth Fund are not subject to the expenses of any Rule 12b-1 distribution and service plan.

Rule 12b-1 regulates the circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not “interested persons” of the Trust or the Distributor, as that term is defined in the 1940 Act (“Independent Trustees”). In adopting the Plan, the Independent Trustees concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders by resulting in greater sales of Fund shares. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding shares of that Fund. The Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Fund (or class) requires the approval of that Fund’s (or class’s) shareholders. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Independent Trustees.

To the Trust’s knowledge, no “interested person” of the Trust, nor any Independent Trustee has a direct or indirect financial interest in the operation of the Plan.

Under the Plan, each Fund may pay amounts not exceeding, on an annual basis, 0.25% of a Fund’s average daily net assets for Class N shares. From this amount, the Distributor may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan for Class N shares is characterized as a reimbursement plan and is directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may not exceed its actual expenses.

The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable.

For the fiscal year ended October 31, 2017, Class N shares of each Fund paid the following amounts under the Plan.

U.S. Small Cap Growth Fund
Fiscal Year Ended October 31, 2017	$	[●	]

ESG Equity Fund
Fiscal Year Ended October 31, 2017	$	[●	]

Custodian

The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 111 Sander Creek Parkway 2nd Floor, East Syracuse, New York 13057, is the custodian for the Funds. The Custodian is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., P.O. Box 9769, Providence, Rhode Island 02940-9769 (the “Transfer Agent”), is the transfer agent and the dividend disbursing agent for the Funds.

Independent Registered Public Accounting Firm

[●],[●], is the independent registered public accounting firm for the Funds. [•] conducts an annual audit of the financial statements of each Fund, assists in the preparation and/or review of each Fund’s federal and state income tax returns and may provide other audit, tax and related services.

Securities Lending

[To be updated by amendment]

The Board of Trustees has approved the Fund’s participation in a securities lending program. Under the securities lending program, the Fund has retained Bank of New York Mellon to serve as its securities lending agent.

For the fiscal year ended October 31, 2017, the income earned by the Fund as well as the fees and/or compensation paid by the Fund (in dollars) pursuant to the Securities Lending Authorization Agreement between AMG Funds I and Bank of New York Mellon with respect to the Fund (the “Securities Lending Authorization Agreement”) were as follows:

Gross income earned by the Fund from securities lending activities	$	[	]

Fees and/or compensation paid by the Fund for securities lending activities and related services

• Fees paid to Bank of New York Mellon from a revenue split	$	[	]

• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$	[	]

• Administrative fees not included in a revenue split	$	[	]

• Indemnification fees not included in a revenue split	$	[	]

• Rebate (paid to borrower)	$	[	]

• [Other fees not included in a revenue split, if applicable, including a description of those other fees – if any]	$	[	]

Aggregate fees/compensation paid by the Fund for securities lending activities	$	[	]

Net income from securities lending activities	$	[	]

For the fiscal year ended October 31, 2017, Bank of New York Mellon, acting as agent of the Fund, provided the following services to the Fund in connection with the Fund’s securities lending activities: [(i) locating borrowers; (ii) monitoring daily the value of the loaned securities and collateral; (iii) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (v) qualified dividend management; (vi) negotiating loan terms, including, but not limited to, the amount of any loan premium; (vii) selecting securities to be loaned; (viii) recordkeeping and account servicing; (ix) monitoring dividend activity and material proxy votes relating to loaned securities; and (x) arranging for return of loaned securities to the Fund at loan termination.]

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreements provide that each Subadviser places all orders for the purchase and sale of securities that are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadviser to seek to obtain best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Each Subadviser shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Subadviser is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Subadviser is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Each Subadviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which each Subadviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadviser. Each Fund may purchase and sell portfolio securities through brokers who provide the Subadvisers with research services. Brokerage commissions may be used for the general benefit of all other clients of the Subadvisers where legally and contractually permissible.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadviser.

The fees of each Subadviser are not reduced by reason of its receipt of such brokerage and research services. Generally, a Subadviser does not provide any services to a Fund except portfolio investment management and related recordkeeping services. The Investment Manager may request that a Subadviser employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

Aggregate brokerage commissions paid by the U.S. Small Cap Growth Fund for the fiscal years ended October 31, 2015, October 31, 2016 and October 31, 2017 and the ESG Equity Fund for the period from December 24, 2014 (the date the Fund commenced operations) through October 31, 2015 and the fiscal years ended October 31, 2016 and October 31, 2017, are as follows:

	U.S. Small Cap Growth Fund
Fiscal Year Ended October 31, 2017	$	[●	]
Fiscal Year Ended October 31, 2016		$463,084
Fiscal Year Ended October 31, 2015		$661,299

	ESG Equity Fund
Fiscal Year Ended October 31, 2017	$	[●	]
Fiscal Year Ended October 31, 2016		$1,800
Period Ended October 31, 2015		$2,657

Brokerage Recapture Arrangements

For certain Funds, the Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Funds may be directed by the Funds to pay expenses of the Funds. Consistent with its policy and principal objective of seeking best price and execution, the Subadviser may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Funds. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadviser.

Fund Ownership of Broker-Dealer Securities

[To be updated by amendment]

[During the fiscal year ended October 31, 2017, the [●] Fund acquired securities of its “regular broker-dealers” as such term is defined in Rule 10b-1 under the 1940 Act. As of October 31, 2017, [●] held $[●] worth of securities of [●] and $[●] worth of securities of [●].]

Affiliated Brokerage

[To be updated by amendment]

[Certain affiliates of [●] may be deemed to be affiliated persons of the [●] Fund because of [their record ownership of the Fund]. For fiscal years ended October 31, 2015, October 31, 2016 and October 31, 2017, the Fund paid brokerage commissions to such broker-dealer affiliates of $[●], $[●] and $[●], respectively. For the fiscal year ended October 31, 2017, [●]% of the Fund’s aggregate brokerage commissions were paid to such broker-dealer affiliates. For the fiscal year ended October 31, 2017, [●]% of the Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions were effected through such broker-dealer affiliates.]

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Funds or through their financial planners or investment professionals, or directly with the Trust in circumstances as described in each Fund’s current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell a Fund’s shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager, the Subadviser and/or the Distributor out of their legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust by 4:00 p.m. New York time at the address listed in each Fund’s current Prospectus on any day that the NYSE is open for business will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Investment Manager will also receive that day’s offering price, provided that the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations that have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15 calendar day period, such shareholder may exchange such shares into any series of the Trust, AMG Funds, AMG Funds I, AMG Funds II or AMG Funds III, subject to applicable restrictions such as minimum investment amounts. The 15 calendar day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Funds and the Distributor reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any day that the NYSE is open for business will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the net asset value computed that day, provided that the orders the processing organization transmits to a Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the net asset value determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in each Fund’s current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. With respect to each Fund, there is no redemption charge.

The Trust reserves the right to redeem a shareholder account if its value (i) falls below $500 for Class N shares, $25,000 for Class I shares, or $50,000 for Class Z shares due to redemptions the shareholder makes, or (ii) is below $100, but, in each case, not until after the Fund gives the shareholder at least 60 days’ notice and the opportunity to increase the account balance to the minimum account balance amount. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis. We may convert your position(s) in Class I shares of a Fund to the respective Class N shares of that Fund, if applicable. Unless you did not meet the minimum initial investment, we will give you 30 days’ notice before we convert your Fund position(s). This gives you an opportunity to purchase enough shares to raise the value of your Fund position(s) above the applicable minimum initial investment. We will not redeem or close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans because they do not meet the applicable minimum investment requirement. We may close Fund position(s) in IRAs, Education Savings Accounts, custodial accounts for minors, or active Automatic Investment Plans due to insufficient information as it relates to customer identification procedures. If these account types are invested in Class I shares below the required minimum investment, we may convert the Fund position(s) to the Class N. Additionally, we will not convert Class I Fund position(s) where there is an effective “letter of intent.” Redemption fees will not be assessed on involuntary redemptions or involuntary conversions.

If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash and the assets will be subject to market and other risks until they are sold. The method of valuing portfolio securities is described under “Net Asset Value” below, and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for business other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

As described in each Fund’s Prospectus, an investor may exchange shares of a Fund for shares of the same class of other funds in the Trust or for shares of other funds managed by the Investment Manager, subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager as described above, an investor also may exchange shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan Fund (see below for more information about the JPMorgan Fund). Because an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them, except that there is no minimum purchase requirement to exchange into the JPMorgan Fund. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders subject to U.S. federal income tax may recognize capital gains or losses on the exchange for U.S. federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time, subject to applicable law. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

The JPMorgan Fund is advised, offered and distributed by JPMorgan Asset Management and its affiliates, but an investor may place an exchange order in the same manner as the investor places other exchange orders and as described in each Fund’s Prospectus, subject to the restrictions above. The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment adviser, respectively, that provide for a cash payment to the Investment Manager with respect to the average daily net asset value of the total number of shares of the JPMorgan Fund held by customers investing through the Investment Manager. This cash payment compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

Cost Basis Reporting

Upon the sale, redemption or exchange of a Fund’s shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis and certain other related tax information about the Fund’s shares you redeemed or exchanged. See each Fund’s current Prospectus for more information.

Net Asset Value

Each Fund computes its net asset value (“NAV”) for each class of shares once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of each class of a Fund is equal to the value of the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the OTC market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price as of the close of the regular trading hours of the primary market or the value obtained for the security in accordance with the Trust’s procedures for fair valuation of foreign securities. In addition, if a foreign exchange or market is closed on a day when the NYSE is open, the value of a security that is traded in the affected foreign exchange or market is the value obtained for the security in accordance with the Trust’s procedures for fair valuation of foreign securities, if available, or the last value assigned to the security on the immediately preceding valuation date (unless such value is deemed to be unreliable). Unless a foreign equity security is valued in accordance with the Trust’s procedures for fair valuation of foreign securities, a foreign equity security for which there are no reported sales on the valuation date may be valued at the last quoted bid price or the exchange mean price. Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the mean between the evaluated bid and ask prices (the “evaluated mean price”) or evaluated bid price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. In addition, foreign fixed income securities purchased with a remaining maturity exceeding 60 days may be valued in accordance with the Trust’s procedures for fair valuation of foreign securities. Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. With respect to foreign equity securities and foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level. Notwithstanding the foregoing, foreign currency exchange contracts, subscription stock rights and other redeemable securities with predetermined values, shares of open end regulated investment companies (excluding ETFs), foreign currencies, IPOs, financial derivatives, and securities halted or delisted due to a corporate action will be valued in accordance with each Fund’s valuation procedures adopted from time to time. The Funds’ portfolio instruments are generally valued using independent pricing services approved by the Board. In the event that the market quotation, price or market based valuation for a portfolio instrument is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances, the portfolio instrument may be valued at fair value, as determined in good faith and pursuant to procedures established by and under the general supervision of the Board. All portfolio instrument valuations described above on a valuation date shall be valuations of such instruments as of or prior to the close of business of the NYSE.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of a Fund’s shares, and no compensation or other consideration is received by a Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in its Prospectus.

If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN U.S. FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

U.S. Federal Income Taxation of the Funds—in General

Each Fund has elected, or intends to elect, to be treated and intends to qualify and to be eligible to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and to be so treated, each Fund must, among other things:

(a)     derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b)    invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c)     distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income to a Fund only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in paragraph (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in paragraph (b) above.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income a Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of certain of the Funds as regulated investment companies.

If a Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to capital losses carried forward from prior years), if any, that it distributes in a timely manner to shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if a Fund were otherwise to fail to qualify for treatment as a regulated investment company for such taxable year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by such Fund, including any distributions of net tax-exempt income, if any, and net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Some portions of such distributions might be eligible for treatment as “qualified dividend income” for individuals and for the “dividends-received deduction” for corporate shareholders, in each case as described below. A Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the Fund is permitted to elect and so elects) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by a Fund to shareholders in January of a year generally is deemed to have been paid by such a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make sufficient distributions to avoid the imposition of this 4% excise tax, although there can be no assurance that it will be able to do so.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must apply such carryforwards first against gains of the same character. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

See each Fund’s most recent annual shareholder report for such Fund’s available capital loss carryforwards as of the end of its most recently ended fiscal year.

Taxation of the Funds’ Investments

Certain Debt Obligations; Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as having original issue discount (“OID”). OID is, very generally, the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by a Fund, which will comprise a part of the Fund’s investment company taxable income or net tax-exempt income, if any, required to be distributed to shareholders as described above, whether or not cash on the debt obligation is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest (as potentially reduced by any amortizable bond premium—see below).

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its “revised issue price”). Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. A Fund may make one or more elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, a Fund will be required to include the acquisition discount or OID in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

Pay-in-kind bonds also will give rise to income which is required to be distributed and is taxable even though a Fund holding the obligation receives no interest payment in cash on the obligation during the year.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by selling of portfolio obligations including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (see “Federal Income Taxation of Shareholders,” below) than if a Fund had not held such obligations.

Securities Issued or Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the stated principal amount (or revised issue price)—that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond (or the upward basis adjustment attributable to any OID) by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, against stated interest from other bonds, any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortizable premium.

Junk Bonds. To the extent such investments are permissible, the Funds may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. If a Fund invests in high-yield OID obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such cases, if the issuer of the high-yield discount obligation is a domestic corporation, dividend payments by the Fund attributable to such portion of accrued OID may be eligible for the dividends-received deduction for corporate shareholders.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction (described below). In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the corporate dividends received deduction (described below) to the extent attributable to the deemed dividend portion of such accrued interest.

REITs. Any investment by a Fund in equity securities of REITs qualifying as real estate investment trusts under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income (see “Federal Income Taxation of Shareholders,” below).

Mortgage-Related Securities. Certain of the Funds may invest directly or indirectly (e.g. through REITs) in residual interests in REMICs, including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect, or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (see “Tax-Exempt Shareholders” below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Options, Futures, Foreign Currency, Forward Contracts, Swap Agreements, and Other Derivatives. A Fund’s use of options contracts, futures contracts, foreign currency forward contracts, swap agreements and other derivatives, if any, may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives might also affect the amount, timing, or character of a Fund’s distributions. The character of a Fund’s taxable income will, in some cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. In addition, because the tax rules applicable to such investments might be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has derived its income from the proper sources, made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification and eligibility for treatment as a regulated investment company and avoid a Fund-level tax.

Certain of a Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii)

cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment; and (vi) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, forward contracts, swaps, credit default swaps, short sales, securities loans or other similar transactions, and foreign securities. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund, if any, in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain positions entered into by a Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by Section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character (See “Foreign Currency Transactions and Hedging” below). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The timing and character of income and losses arising in respect of swap contracts are, in many instances, unclear. In addition, the tax treatment of a payment made or received on a swap contract held by a Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts, and swaps undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expenses) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The consequences to the Funds of certain transactions under the straddle rules remain unclear.

Foreign Currency Transactions and Hedging. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. However, in certain circumstances, a Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses.

Commodity-Linked Instruments. A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.

Exchange-Traded Notes. The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect a Fund’s ability to qualify for treatment as a regulated investment company and to avoid a Fund-level tax.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of the Fund’s taxable income and net tax-exempt income, if any. If such a difference arises, and a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, if any, the distribution, if any, of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. In the alternative, if a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, if any, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Repurchase Agreements and Securities Loans. Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders, in each case as described below. In addition, withholding taxes accrued on dividends during the period that such security was not directly held by a Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund were otherwise to meet the requirements described in “Foreign Taxes,” below.

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could subject the Fund to a U.S. federal income tax or other charge (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to that Fund’s shareholders. However, in certain circumstances, a Fund may avoid this tax treatment by electing to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF” election), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may elect to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold (and repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in underlying U.S. funds, it may not make such elections; rather, the underlying U.S. funds directly investing in PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” See “Federal Income Taxation of Shareholders,” below.

Investments in Other RICs. A Fund’s investments in shares of other mutual funds, ETFs or other companies that are treated as regulated investment companies (each, an “underlying RIC”), as well as certain investments in REITs, can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If a Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC. Qualified dividend income and the dividends-received deduction are described below.

Taxation of Certain Investments. Including as described above, certain of each Fund’s investments will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (as defined below) than if the Fund had not held such investments. The character of a Fund’s taxable income will, in many cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Funds may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of each Fund.

Foreign Taxes. Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease a Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of a Fund’s assets at the end of its taxable year consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction, if any, for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

If a Fund is not eligible to or does not make the above election or if more than 50% of its assets at the end of its taxable year do not consist of securities of foreign corporations, the Fund’s taxable income will be reduced by the foreign taxes paid or withheld, and shareholders will not be entitled separately to claim a credit or deduction with respect to such taxes. Shareholders are advised to consult their own tax advisors with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends, if any, are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income, if any, and may distribute its net capital gain. Taxable income that is retained by a Fund will be subject to tax at the Fund level at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at the Fund level at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Distributions are taxable to shareholders as described herein whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by a Fund will result in a reduction in the fair market value of such Fund’s shares. A distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, a shareholder that purchases shares of a Fund just prior to a taxable distribution will then receive a return of investment upon distribution which may nevertheless be taxable to the shareholder as ordinary income or capital gain.

Qualified dividend income received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC. Distributions received by a Fund from REITs generally will not constitute qualified dividend income.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only capital gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A portion of the dividends paid by the Funds to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations. However, any distributions received by a Fund from PFICs and REITs will not qualify for the corporate dividends-received deduction. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes that year, in which case the excess generally will be treated as a return of capital to shareholders. A return of capital reduces a shareholder’s tax basis in such Fund’s shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Fund shares, thus reducing any loss or increasing any gain on the subsequent taxable disposition by a shareholder of those shares.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Sale, Exchange or Redemption of Shares

The sale, exchange, or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of shares of a Fund will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of shares of a Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary, may be required to provide a shareholder and the IRS with cost basis and certain other related tax information about the Fund shares the shareholder sold, exchanged or redeemed. See each Fund’s Prospectus for more information.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a regulated investment company, such as a Fund, that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October of 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other disqualified organization shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans.

Foreign Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If a Fund invests in a regulated investment company that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Each Fund generally does not expect that it will be a QIE.

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and on or after January 1, 2019, 30% of the gross proceeds of redemptions, sales, and exchanges, and certain Capital Gain Dividends it pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends).

Prospective investors are urged to consult their tax advisors regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

State and Local Taxes

Each Fund is a series of a Delaware statutory trust. Each Fund may be subject to state and/or local taxes in jurisdictions in which such Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the U.S. federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in a Fund.

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Delaware Statutory Trust

Each Fund is a series of a “Delaware statutory trust.” The Trust is governed by its Trust Instrument and Certificate of Trust, as amended (“Trust Instrument”), and Amended and Restated By-Laws (“By-Laws”).

The Trust Instrument provides that the Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while as a Trustee or thereafter, by reason of his or her being or having been such a Trustee except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he or she may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under the Trust Instrument, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to the Trust Instrument.

The Trust Instrument also provides that, in case any shareholder or former shareholder of any Fund shall be held to be personally liable solely by reason of the shareholder’s being or having been a shareholder of such Fund and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Fund to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Fund, shall, upon request by the shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Fund and satisfy any judgment thereon from the assets of the Fund.

The Trust shall continue without limitation of time subject to the provisions in the Trust Instrument concerning termination by action of the Trustees.

Description of Shares

The Trust is an open-end management investment company organized as a Delaware statutory trust in which the Funds each represent a separate series of shares of beneficial interest. The Trustees may, without shareholder approval, divide the shares of any series of the Trust into one or more classes and combine the shares of two or more classes of any series into a single class. The Trustees have authorized the issuance of three classes of shares of the U.S. Small Cap Growth Fund—Class N, Class I and Class Z. The Trustees have authorized the issuance of two classes of shares of the ESG Equity Fund—Class N and Class I.

The Trust Instrument permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value of one or more series and to divide or combine the shares of any series or class, if applicable, into a greater or lesser number without changing the proportionate beneficial interest in the series or class. Each share of each Fund represents an equal proportionate interest in such Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Funds have no preemptive or conversion rights. The rights of redemption and exchange are described in the Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each whole share held of a Fund (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Fund (or a class thereof) shall be entitled to vote.

Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, and to set the length of their own terms subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative in the election of Trustees so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required or permitted by either the 1940 Act or by the Trust’s Trust Instrument.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and NAV procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

Conduct of the Trust’s Business

Forum for Adjudication of Disputes. The By-Laws of the Trust provide that unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any action or proceeding brought on behalf of the Trust or the shareholders, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other agent of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act or the Trust Instrument or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Trust Instrument or the By-Laws or any agreement contemplated by any provision of the 1940 Act, the Trust Instrument or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware and the Superior Court of the State of Delaware in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust will be (i) deemed to have notice of and consented to the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forum referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

Derivative and Direct Claims of Shareholders. The By-Laws contain provisions regarding derivative and direct claims of shareholders. As used in the By-Laws, a “direct” shareholder claim refers to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under Article V of the By-Laws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which a direct shareholder action is expressly provided under the U.S. federal securities laws. The By-Laws provide that any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, are considered a “derivative” claim as used in the By-Laws.

The By-Laws provide that a shareholder may not bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf or for the benefit of the Trust or involving any alleged harm to the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Trust would otherwise result. The By-Laws provide that the Trustees shall consider such demand within 90 days of its receipt by the Trust. The By-Laws provide that, the Trustees, in their sole discretion, may submit the matter to a vote of shareholders of the Trust or any series or class of shares, as appropriate. The By-Laws provide that any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand. The By-Laws provide that any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf or for the benefit of the Trust who is not an “interested person” (as that term is defined in the 1940 Act) will be deemed to be independent and disinterested with respect to such demand, proceeding or claim.

The By-Laws provide that a shareholder may not bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the Trustees, or officers predicated upon an express or implied right of action under the Trust Instrument or U.S. federal securities laws (excepting direct shareholder actions expressly provided by U.S. federal securities laws), unless the shareholder has obtained authorization from the Trustees to bring the action. The By-Laws provide that the requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. The By-Laws provide that the Trustees shall consider such request within 90 days after its receipt by the Trust. The By-Laws provide that the Trustees, in their sole discretion, may submit the matter to a vote of shareholders of the Trust or of any series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholder seeking authorization.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust will be deemed to have notice of and consented to the foregoing provisions. These forgoing provisions may limit a shareholder’s ability to bring a claim against the Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find that any of the foregoing provisions to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

Additional Information

This SAI and each Fund’s Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust’s Registration Statement, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in this SAI and each Fund’s Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust’s Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in each Fund’s Prospectus or this SAI, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. Each Fund’s Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

[The Funds’ audited financial statements for the fiscal year ended October 31, 2017 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm, [●], from each Fund’s Annual Report for the fiscal year ended October 31, 2017 are incorporated by reference into this Statement of Additional Information (meaning such documents are legally a part of this Statement of Additional Information) and are on file with the Securities and Exchange Commission. The Funds’ Annual and Semi-Annual Reports are available without charge, upon request, by calling the Funds at (800) 835-3879 or by visiting the Funds’ Website at www.amgfunds.com or on the Securities and Exchange Commission’s Website at www.sec.gov.]

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY

S&P GLOBAL RATINGS AND MOODY’S INVESTORS SERVICE, INC.

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Subadviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service

Long-Term Obligation Ratings

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Obligation Ratings

Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2:	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3:	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG:	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1:	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2:	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3:	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG:	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P Global Ratings

Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR:	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal short-term note rating symbols are as follows:

SP-1:	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:	Speculative capacity to pay principal and interest.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L:	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p:	This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim:	Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t:	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir:	This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers are no longer applied or outstanding

*:	This symbol that indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c:	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

G:	The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

pi:	This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

pr:	The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q:	A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r:	The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings

S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

APPENDIX B

GW&K INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

May 2014

INTRODUCTION

As an investment adviser and fiduciary of client assets, GW&K recognizes its obligation to identify potential conflicts of interest associated with its business and to conduct that business with honesty and integrity. In instances when GW&K is delegated proxy voting authority by its clients, GW&K seeks to maximize the long-term value of client assets and to cast votes believed to be fair and in the clients’ best interest. The following is a summary of the policies and procedures that govern GW&K’s proxy voting activities.

Proxy Guidelines and Proxy Voting Agent

GW&K has adopted proxy voting guidelines developed by Glass Lewis & Co. Proxies are voted on behalf of GW&K’s clients (who have delegated proxy voting authority) in accordance with those guidelines. GW&K reserves the right to cast votes contrary to the Glass Lewis & Co’s guidelines if it deems it necessary and in the best interest of its clients.

GW&K has contracted with Broadridge Financial Solutions (“Broadridge”), an independent third party service provider, to provide proxy voting services. GW&K has engaged Broadridge as its proxy voting agent to:

(1) Conduct in-depth proxy research;

(2) Process and execute proxies in connection with securities held by GW&K’s clients;

(3) Maintain appropriate records of proxy statements, research, and recommendations;

(4) Maintain appropriate records of proxy votes cast on behalf of GW&K’s clients;

(5) Complete other proxy related administrative functions.

Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

(1) annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

(2) annually review Glass Lewis & Co’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

(3) provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

(4) conduct a periodic review, no less often than annually, of proxy voting records to ensure that client proxies are voted in accordance with adopted guidelines; and

(5) annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

Conflicts of Interest

In adopting Glass Lewis & Co’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K will provide the voting recommendation after a review of the measures involved. GW&K’s Chief Compliance Officer, in conjunction with appropriate GW&K investment professionals, must approve decisions made on such items prior to any votes being cast.

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In rare instances when a GW&K client identifies a potential conflict of interest or otherwise requests specific consideration on a given proxy, GW&K will deviate from established guidelines for that client’s shares. GW&K’s Chief Compliance Officer will become involved in any other situation, though also expected to be rare, where GW&K takes voting discretion from the Proxy Agent.

Disclosure

Clients may obtain Glass Lewis & Co’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

Proxy Policy Administrator

GW&K Investment Management

222 Berkeley Street, 15th Floor

Boston, Massachusetts 02116

Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

(1) These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;

(2) Proxy statements, research, recommendations, and records of each vote;

(3) Client written requests for proxy voting information and applicable responses by GW&K.

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APPENDIX C

Fairpointe Capital LLC

Proxy Voting Summary

Fairpointe Capital LLC (“Fairpointe”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. Clients may obtain information with respect to the voting of proxies for their securities by contacting their portfolio manager or the firm’s compliance officer.

Fairpointe has retained Risk Metric’s ISS and Broadridge’s ProxyEdge service to assist in the proxy voting process. The Portfolio Managers review each proxy and will approve or override the recommendations of ISS according to the firm’s guidelines. The proxies are voted electronically with Broadridge’s ProxyEdge system. Complete records of proxy votes are maintained electronically through ProxyEdge.

As a matter of firm policy the following guidelines are intended to assist in the proxy voting process:

(a)	Fairpointe generally vote in favor of the following routine matters: name changes, election of directors, appointment of independent auditors, increase in the outstanding common stock or other equity classes, date and place of annual meeting, ratification of directors’ actions on routine matters, indemnification of directors and/or officers; employee stock purchase or ownership plans within dilution limits, annual elections and confidential voting.

(b)	Fairpointe generally votes in favor of mergers, acquisitions, restructurings, re-incorporations, changes in capitalization and employee and director compensation within reason and when pay and performance are aligned. However, other financial issues may need additional consideration and may involve issues such as hostile takeovers and mergers.

(c)	Fairpointe will generally vote against any proposal that attempts to limit shareholder democracy, such as increased indemnification for directors and officers, certain supermajority rights, classified boards, cumulative voting, authorization of new securities that are unduly dilutive and amending state of corporation.

(d)	Fairpointe intends to vote on a case-by-case basis on social issues.

(e)	A client may have their own set of proxy voting guidelines which may conflict with Fairpointe or another client. If such situation arises, it is our intention to comply with client guidelines by voting proxies attributable to that client on a proportionate basis.

Should a conflict of interest arise, Fairpointe will resolve the conflict with the view of the best interest of the investors. If Fairpointe determines there is a material conflict of interest in connection with a proxy vote, Fairpointe will vote clients’ proxies according to recommendations made by ISS, an independent third party.

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PART C: OTHER INFORMATION

ITEM 28. EXHIBITS

(a)	(1)	Trust Instrument dated September 10, 1993 is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement as filed on April 16, 1996.

	(2)	State of Delaware Certificate of Amendment to Certificate of Trust dated February 25, 1998 is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

	(3)	State of Delaware Certificate of Amendment to Certificate of Trust dated September 10, 2001 is incorporated herein by reference to Exhibit (a)(3) to Post-Effective Amendment No. 33 to the Registration Statement as filed on September 21, 2001.

	(4)	State of Delaware Certificate of Amendment to Certificate of Trust dated November 29, 2006 is incorporated herein by reference to Exhibit (a)(4) to Post-Effective Amendment No. 74 to the Registration Statement as filed on November 30, 2006.

	(5)	State of Delaware Certificate of Amendment to Certificate of Trust dated September 29, 2016 is incorporated herein by reference to Exhibit (a)(5) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

(b)	(1)	Amended and Restated By-Laws dated February 18, 2016 are incorporated herein by reference to Exhibit (b)(1) to Post-Effective Amendment No. 172 to the Registration Statement as filed on February 26, 2016.

(c)	Not applicable.

(d)	(1)	Investment Advisory Agreement dated May 30, 2014 between AMG Funds IV (formerly, Aston Funds) and AMG Funds LLC[1] is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 159 to the Registration Statement as filed on December 19, 2014.

	(2)	Amendment No. 1 to Investment Advisory Agreement dated October 1, 2016 is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

	(3)	Letter Agreement to Investment Advisory Agreement dated January 1, 2017 is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

	(4)	Form of Letter Agreement to Investment Advisory Agreement dated February 27, 2017 is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

	(5)	Letter Agreement to Investment Advisory Agreement dated July 1, 2017 is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 180 to the Registration Statement as filed on July 31, 2017.

[1]	Effective as of October 1, 2016, in connection with the merger of Aston Asset Management, LLC with and into AMG Funds LLC, AMG Funds LLC, as Aston Asset Management, LLC’s legal successor, replaced Aston Asset Management, LLC as a party to the Investment Advisory Agreement and to each Sub-Investment Advisory Agreement referenced herein.

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(6)	Sub-Investment Advisory Agreement dated May 30, 2014 between AMG Funds LLC[1] and Montag & Caldwell, LLC, is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(7)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and Montag & Caldwell, LLC is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(8)	Sub-Investment Advisory Agreement dated June 30, 2014 between AMG Funds LLC and River Road Asset Management, LLC with respect to AMG River Road Dividend All Cap Value Fund (formerly ASTON/River Road Dividend All Cap Value Fund), AMG River Road Small Cap Value Fund (formerly ASTON/River Road Small Cap Value Fund), AMG River Road Small-Mid Cap Value Fund (formerly AMG River Road Select Value Fund, which was formerly ASTON/River Road Select Value Fund) and AMG River Road Long-Short Fund (formerly ASTON/River Road Long-Short Fund) is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(9)	Revised Schedule A to the Sub-Investment Advisory Agreement dated June 30, 2014 between AMG Funds LLC and River Road Asset Management, LLC with respect to AMG River Road Dividend All Cap Value Fund, AMG River Road Small Cap Value Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Long-Short Fund and AMG River Road Focused Absolute Value Fund (formerly ASTON/River Road Focused Absolute Value Fund) is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 167 to the Registration Statement as filed on October 30, 2015.

(10)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and River Road Asset Management, LLC with respect to AMG River Road Dividend All Cap Value Fund, AMG River Road Small Cap Value Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Long-Short Fund and AMG River Road Focused Absolute Value Fund is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(11)	Form of Letter Agreement to Sub-Investment Advisory Agreement between AMG Funds LLC and River Road Asset Management, LLC with respect to AMG River Road Dividend All Cap Value Fund, AMG River Road Small Cap Value Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Long-Short Fund and AMG River Road Focused Absolute Value Fund is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(12)	Sub-Investment Advisory Agreement dated June 30, 2014 between AMG Funds LLC and River Road Asset Management, LLC with respect to AMG River Road Dividend All Cap Value Fund II (formerly ASTON/River Road Dividend All Cap Value Fund II) is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(13)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and River Road Asset Management, LLC with respect to AMG River Road Dividend All Cap Value Fund II is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

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(14)	Sub-Investment Advisory Agreement dated May 30, 2014 between AMG Funds LLC and Lake Partners, Inc. is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(15)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and Lake Partners, Inc. is incorporated herein by reference to Exhibit (d)(14) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(16)	Sub-Investment Advisory Agreement dated May 30, 2014 between AMG Funds LLC and DoubleLine Capital LP is incorporated herein by reference to Exhibit (d)(11) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(17)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and DoubleLine Capital LP is incorporated herein by reference to Exhibit (d)(16) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(18)	Amended and Restated Advisory and Sub-Advisory Fee Waiver Agreement dated June 16, 2017 by and among AMG Funds LLC, AMG Funds IV and DoubleLine Capital LP is incorporated herein by reference to Exhibit (d)(18) to Post-Effective Amendment No. 181 to the Registration Statement as filed on September 28, 2017.

(19)	Sub-Investment Advisory Agreement dated May 30, 2014 between AMG Funds LLC and Silvercrest Asset Management Group LLC is incorporated herein by reference to Exhibit (d)(13) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(20)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and Silvercrest Asset Management Group LLC is incorporated herein by reference to Exhibit (d)(19) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(21)	Sub-Investment Advisory Agreement dated May 30, 2014 between AMG Funds LLC and LMCG Investments, LLC (formerly Lee Munder Capital Group, LLC) is incorporated herein by reference to Exhibit (d)(16) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(22)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and LMCG Investments, LLC is incorporated herein by reference to Exhibit (d)(21) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(23)	Sub-Investment Advisory Agreement dated May 30, 2014 between AMG Funds LLC and Pictet Asset Management Limited is incorporated herein by reference to Exhibit (d)(18) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(24)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and Pictet Asset Management Limited is incorporated herein by reference to Exhibit (d)(23) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

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(25)	Form of Letter Agreement to Sub-Investment Advisory Agreement between AMG Funds LLC and Pictet Asset Management Limited is incorporated herein by reference to Exhibit (d)(25) to Post-Effective Amendment No. 181 to the Registration Statement as filed on September 28, 2017.

(26)	Sub-Investment Advisory Agreement dated May 30, 2014 between AMG Funds LLC and Guardian Capital LP is incorporated herein by reference to Exhibit (d)(19) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(27)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and Guardian Capital LP is incorporated herein by reference to Exhibit (d)(25) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(28)	Sub-Investment Advisory Agreement dated May 30, 2014 between AMG Funds LLC and Fairpointe Capital LLC is incorporated herein by reference to Exhibit (d)(21) to Post-Effective Amendment No. 159 to the Registration Statement as filed on December 19, 2014.

(29)	Revised Schedules A and B to the Sub-Investment Advisory Agreement between AMG Funds LLC and Fairpointe Capital LLC are incorporated herein by reference to Exhibit (d)(21) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(30)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and Fairpointe Capital LLC is incorporated herein by reference to Exhibit (d)(28) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(31)	Sub-Investment Advisory Agreement between AMG Funds LLC and Value Partners Hong Kong Limited is incorporated herein by reference to Exhibit (d)(24) to Post-Effective Amendment No. 173 to the Registration Statement as filed on February 29, 2016.

(32)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and Value Partners Hong Kong Limited is incorporated herein by reference to Exhibit (d)(30) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(33)	Sub-Investment Advisory Agreement dated June 30, 2016 between AMG Funds LLC and GW&K Investment Management, LLC is incorporated herein by reference to Exhibit (d)(31) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

(34)	Form of Amendment No. 1 to Sub-Investment Advisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC is incorporated herein by reference to Exhibit (d)(32) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(35)	Form of Letter Agreement to Sub-Investment Advisory Agreement between AMG Funds LLC and GW&K Investment Management, LLC is incorporated herein by reference to Exhibit (d)(33) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

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(e)	(1)	Distribution Agreement dated October 1, 2016 between AMG Funds IV and AMG Distributors, Inc. is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

(f)	Not applicable.

(g)	(1)	Form of Custody Agreement between AMG Funds IV and The Bank of New York Mellon is incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

	(2)	Letter Agreement between AMG Funds IV and The Bank of New York Mellon appointing The Bank of New York Mellon as Foreign Custody Manager is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment No. 139 to the Registration Statement as filed on February 29, 2012.

	(3)	Amended and Restated Exhibit A to the Letter Agreement between AMG Funds IV and The Bank of New York Mellon appointing The Bank of New York Mellon as Foreign Custody Manager is incorporated herein by reference to Exhibit (g)(6) to Post-Effective Amendment No. 169 to the Registration Statement as filed on December 15, 2015.

(h)	(1)	Form of Transfer Agency and Shareholder Services Agreement between AMG Funds IV and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

	(2)	Amended and Restated Administration Agreement dated October 1, 2016 between AMG Funds IV and AMG Funds LLC is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

	(3)	Fee Waiver Agreement dated October 1, 2016 between AMG Funds IV and AMG Funds LLC is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

	(4)	Amended and Restated Expense Reimbursement Agreement dated October 1, 2016 by and between AMG Funds IV and AMG Funds LLC is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

	(5)	Letter Agreement to Amended and Restated Expense Reimbursement Agreement dated January 1, 2017 is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

	(6)	Amended and Restated Expense Reimbursement Agreement dated October 1, 2016 by and between AMG Funds IV, on behalf of AMG GW&K U.S. Small Cap Growth Fund (formerly ASTON Small Cap Fund, which was formerly ASTON/TAMRO Small Cap Fund) and AMG Funds LLC is incorporated herein by reference to Exhibit (h)(6) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

	(7)	Form of Letter Agreement to Amended and Restated Expense Reimbursement Agreement by and between AMG Funds IV, on behalf of AMG GW&K U.S. Small Cap Growth Fund, and AMG Funds LLC is incorporated herein by reference to Exhibit (h)(7) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

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	(8)	Amended and Restated Expense Limitation Agreement dated October 1, 2016 by and between AMG Funds IV and AMG Funds LLC is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

	(9)	Expense Limitation and Recoupment Agreement between AMG Funds IV and AMG Funds LLC with respect to AMG Managers Pictet International Fund is incorporated herein by reference to Exhibit (h)(9) to Post-Effective Amendment No. 181 to the Registration Statement as filed on September 28, 2017.

	(i)	Opinion of Vedder Price P.C. is incorporated herein by reference to Exhibit (i) to Post-Effective Amendment No. 172 to the Registration Statement as filed on February 26, 2016.

(j)	(1)	Consent of auditor to be filed by amendment.

	(2)	Power of Attorney for the Trustees and Certain Officers of AMG Funds IV is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	(1)	Amended and Restated Distribution and Services Plan Pursuant to Rule 12b-1 dated October 1, 2016 for Class N shares is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

	(2)	Amended and Restated Distribution and Services Plan Pursuant to Rule 12b-1 dated October 1, 2016 for Class R shares is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 177 to the Registration Statement as filed on December 29, 2016.

(n)	(1)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 dated February 27, 2017 is incorporated herein by reference to Exhibit (n)(1) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

(o)	Not applicable.

(p)	(1)	Code of Ethics of AMG Funds IV is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

	(2)	Amended Code of Ethics of River Road Asset Management, LLC is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 173 to the Registration Statement as filed on February 29, 2016.

	(3)	Code of Ethics of AMG Funds LLC and AMG Distributors, Inc. is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 178 to the Registration Statement as filed on February 24, 2017.

	(4)	Amended Code of Ethics and Standards of Practice of Montag & Caldwell LLC is incorporated herein by reference to Exhibit (p)(6) to Post-Effective Amendment No. 173 to the Registration Statement as filed on February 29, 2016.

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(5)	Code of Ethics of Lake Partners, Inc. is incorporated herein by reference to Exhibit (p)(17) to Post-Effective Amendment No. 103 to the Registration Statement as filed on March 30, 2009.

(6)	Amended Code of Ethics of DoubleLine Capital LP is incorporated herein by reference to Exhibit (p)(9) to Post-Effective Amendment No. 173 to the Registration Statement as filed on February 29, 2016.

(7)	Code of Ethics of Silvercrest Asset Management Group LLC is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment No. 136 to the Registration Statement as filed on December 21, 2011.

(8)	Code of Ethics of Fairpointe Capital LLC is incorporated herein by reference to Exhibit (p)(18) to Post-Effective Amendment No. 137 to the Registration Statement as filed on December 30, 2011.

(9)	Amended Code of Ethics of LMCG Investments, LLC (formerly known as Lee Munder Capital Group, LLC) is incorporated herein by reference to Exhibit (p)(15) to Post-Effective Amendment No. 151 to the Registration Statement as filed on February 28, 2014.

(10)	Amended Code of Ethics of Pictet Asset Management Limited is incorporated herein by reference to Exhibit (p)(16) to Post-Effective Amendment No. 173 to the Registration Statement as filed on February 29, 2016.

(11)	Amended Code of Ethics of Guardian Capital LP is incorporated herein by reference to Exhibit (p)(18) to Post-Effective Amendment No. 160 to the Registration Statement as filed on December 30, 2014.

(12)	Code of Ethics of Value Partners Hong Kong Limited is incorporated herein by reference to Exhibit (p)(18) to Post-Effective Amendment No. 173 to the Registration Statement as filed on February 29, 2016.

(13)	Code of Ethics of GW&K Investment Management, LLC is incorporated herein by reference to Exhibit (p)(19) to Post-Effective Amendment No. 172 to the Registration Statement as filed on February 26, 2016.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

None.

ITEM 30.	INDEMNIFICATION

Section 10.2 of the Registrant’s Trust Instrument provides as follows:

10.2    Indemnification. Aston Funds (the “Trust”) shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty,

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or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Section 10.3 of the Registrant’s Trust Instrument, also provides for the indemnification of shareholders of the Registrant. Section 10.3 states as follows:

10.3    Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

In addition, the Registrant currently has a trustees’ and officers’ liability policy covering certain types of errors and omissions.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

AMG Funds LLC, a registered investment adviser, serves as investment manager to the Trust. Effective as of October 1, 2016, in connection with the merger of Aston Asset Management, LLC with and into AMG Funds LLC, AMG Funds LLC, as Aston Asset Management, LLC’s legal successor, replaced Aston Asset Management, LLC as investment manager to the Trust. AMG Funds LLC is a subsidiary of Affiliated Managers Group, Inc. (“AMG”) and AMG serves as its Managing Member. AMG Funds LLC serves as an investment manager to investment companies registered under the Investment Company Act of 1940, as amended, and to various separate accounts. AMG Funds LLC also provides non-discretionary back office, trading execution and support, administrative and/or marketing services to affiliated entities in connection with such entities’ provision of advisory services to or through various investment products and programs. The business and other connections of the officers and directors of AMG Funds LLC are listed in Schedules A and D of its Form ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference. The file number of this Form ADV is 801-56365.

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AMG Funds LLC has hired one or more Subadviser(s) for each series of the Trust. The business and other connections of the officers and directors of each Subadviser are listed in their respective Schedules A and D of their Forms ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference. The file numbers of said Forms ADV are listed below. Each of GW&K Investment Management, LLC and River Road Asset Management, LLC is majority owned by AMG and is an affiliate of AMG Funds LLC and the Registrant.

Subadviser	File Number	Funds
DoubleLine Capital LP	801-70942	AMG Managers DoubleLine Core Plus Bond Fund (formerly ASTON/DoubleLine Core Plus Fixed Income Fund)

Fairpointe Capital LLC	801-72160	AMG Managers Fairpointe ESG Equity Fund (formerly AMG Managers Fairpointe Focused Equity Fund), AMG Managers Fairpointe Mid Cap Fund (formerly ASTON/Fairpointe Mid Cap Fund)

Guardian Capital LP	801-56081	AMG Managers Guardian Capital Global Dividend Fund (formerly ASTON/Guardian Capital Global Dividend Fund)

GW&K Investment Management, LLC	801-61559	AMG GW&K U.S. Small Cap Growth Fund

Lake Partners, Inc.	801-38929	AMG Managers Lake Partners LASSO Alternatives Fund (formerly ASTON/Lake Partners LASSO Alternatives Fund)

LMCG Investments, LLC	801-70357	AMG Managers LMCG Small Cap Growth Fund (formerly ASTON/LMCG Small Cap Growth Fund)

Montag & Caldwell, LLC	801-15398	AMG Managers Montag & Caldwell Balanced Fund (formerly ASTON/Montag & Caldwell Balanced Fund), AMG Managers Montag & Caldwell Growth Fund (formerly ASTON/Montag & Caldwell Growth Fund), AMG Managers Montag & Caldwell Mid Cap Growth Fund (formerly ASTON/Montag & Caldwell Mid Cap Growth Fund)

Pictet Asset Management Limited	801-15143	AMG Managers Pictet International Fund (formerly ASTON/Pictet International Fund)

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Silvercrest Asset Management Group LLC	801-61004	AMG Managers Silvercrest Small Cap Fund (formerly ASTON/Silvercrest Small Cap Fund)

Value Partners Hong Kong Limited	801-72406	AMG Managers Value Partners Asia Dividend Fund (formerly ASTON/Value Partners Asia Dividend Fund)

River Road Asset Management, LLC	801-64175	AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG River Road Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Small Cap Value Fund

ITEM 32.	PRINCIPAL UNDERWRITERS

(a)	AMG Distributors, Inc. acts as principal underwriter for the Registrant. AMG Distributors, Inc. also acts as principal underwriter for AMG Funds (formerly Managers AMG Funds), AMG Funds I (formerly Managers Trust I), AMG Funds II (formerly Managers Trust II), AMG Funds III (formerly The Managers Funds), AMG Pantheon Fund, LLC, Tweedy, Browne Fund Inc. and Tweedy, Browne Value Funds SICAV (an offshore fund series not offered to U.S. persons).

(b)	The following information relates to the directors, officers and partners of AMG Distributors, Inc.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Funds
Dean A. Maines c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director	None

David M. Billings c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director and Secretary	None

Jeffrey T. Cerutti c/o AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830	Director, President and Principal	President, Chief Executive Officer and Principal Executive Officer

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Keitha L. Kinne c/o AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830	Chief Operating Officer	Chief Operating Officer

Patrick Spellman c/o AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830	Chief Compliance Officer	Anti-Money Laundering Compliance Officer

Christopher R. Townsend c/o AMG Funds LLC 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830	Chief Financial Officer and Financial and Operations Principal	Controller

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are kept by the Registrant, each Subadviser, and the listed entities at the following offices:

(1)    At the offices of the Registrant at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, at the offices of AMG Funds LLC, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, at the offices of the Custodian, The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York, New York 11217, and at the offices of the Transfer Agent, BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

(2)    DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071.

(3)    Fairpointe Capital LLC, One North Franklin Street, Suite 3300, Chicago, Illinois 60606.

(4)    Guardian Capital LP, Commerce Court West, 199 Bay Street, Suite 3100, Toronto, Ontario M5L 1E8, Canada.

(5)    GW&K Investment Management LLC, 222 Berkeley Street, Boston, Massachusetts 02116.

(6)    Lake Partners, Inc., 4 High Ridge Park, Suite 300, Stamford, Connecticut 06905.

(7)    LMCG Investments, LLC, 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116.

(8)    Montag & Caldwell, LLC, 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326.

(9)    Pictet Asset Management Limited, Moor House, 120 London Wall, London EC2Y 5ET, United Kingdom.

(10)    River Road Asset Management, LLC, Meidinger Tower, Suite 2000, 462 South Fourth Street, Louisville, Kentucky 40202.

(11)    Silvercrest Asset Management Group LLC, 1330 Avenue of the Americas, 38th Floor, New York, New York 10019.

(12)    Value Partners Hong Kong Limited, 41 Connaught Road Central, 9th Floor, Nexxus Building, Hong Kong

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, AMG Funds IV has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the Town of Greenwich, and State of Connecticut, on the 29th day of December, 2017.

AMG FUNDS IV

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer, Chief Financial Officer, and
Principal Financial Officer

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Bruce B. Bingham* Bruce B. Bingham	Trustee	December 29, 2017

/s/ Christine C. Carsman* Christine C. Carsman	Trustee	December 29, 2017

/s/ Edward J. Kaier* Edward J. Kaier	Trustee	December 29, 2017

/s/ Kurt A. Keilhacker* Kurt A. Keilhacker	Trustee	December 29, 2017

/s/ Steven J. Paggioli* Steven J. Paggioli	Trustee	December 29, 2017

/s/ Richard F. Powers III* Richard F. Powers III	Trustee	December 29, 2017

/s/ Eric Rakowski* Eric Rakowski	Trustee	December 29, 2017

/s/ Victoria L. Sassine* Victoria L. Sassine	Trustee	December 29, 2017

/s/ Thomas R. Schneeweis* Thomas R. Schneeweis	Trustee	December 29, 2017

/s/ Jeffrey T. Cerutti Jeffrey T. Cerutti	President and Principal Executive Officer (Principal Executive Officer)	December 29, 2017

/s/ Thomas Disbrow Thomas Disbrow		Treasurer, Chief Financial Officer, and Principal Financial Officer (Principal Accounting Officer) (Principal Financial Officer)	December 29, 2017

*By:	/s/ Thomas Disbrow
Thomas Disbrow
Pursuant to Powers of Attorney filed herewith
Date: December 29, 2017

AMG Funds IV

Exhibit Index

Exhibit No.	Description

(j)(2)	Power of Attorney for the Trustees and Certain Officers of AMG Funds IV